Exhibit 99.2

SUMMARY

This summary contains basic information about us and this offering and questions and answers that highlight selected information from the description of securities to help you understand the Upper DECS and the capital securities.

Unless otherwise stated or the context otherwise requires, references in this document to:

•	“Citigroup,” “we,” “our,” or “us” refer to Citigroup Inc. consolidated with our direct and indirect subsidiaries;

•	“Citigroup Inc.” refer only to the holding company on an unconsolidated basis;

•	“series A trust” refer to Citigroup Capital XXIX and “series A stock purchase date” refer to:

•	March 15, 2010 if the capital securities of the series A trust have been successfully remarketed prior to such date,

•	June 15, 2010 if the capital securities of the series A trust have been successfully remarketed prior to such date,

•	September 15, 2010 if the capital securities of the series A trust have been successfully remarketed prior to such date,

•	December 15, 2010 if the capital securities of the series A trust have been successfully remarketed prior to such date,

•	or otherwise March 15, 2011;

provided, however, that if any such date is not a business day, the series A stock purchase date shall occur on the next business day;

•	“series B trust” refer to Citigroup Capital XXX and “series B stock purchase date” refer to:

•	September 15, 2010 if the capital securities of the series B trust have been successfully remarketed prior to such date,

•	December 15, 2010 if the capital securities of the series B trust have been successfully remarketed prior to such date,

•	March 15, 2011 if the capital securities of the series B trust have been successfully remarketed prior to such date,

•	June 15, 2011 if the capital securities of the series B trust have been successfully remarketed prior to such date,

•	or otherwise September 15, 2011;

provided, however, that if any such date is not a business day, the series B stock purchase date shall occur on the next business day;

•	“series C trust” refer to Citigroup Capital XXXI and “series C stock purchase date” refer to:

•	March 15, 2011 if the capital securities of the series C trust have been successfully remarketed prior to such date,

•	June 15, 2011 if the capital securities of the series C trust have been successfully remarketed prior to such date,

•	September 15, 2011 if the capital securities of the series C trust have been successfully remarketed prior to such date,

•	December 15, 2011 if the capital securities of the series C trust have been successfully remarketed prior to such date,

•	or otherwise March 15, 2012;

provided, however, that if any such date is not a business day, the series C stock purchase date shall occur on the next business day;

•	“series D trust” refer to Citigroup Capital XXXII and “series D stock purchase date” refer to:

•	September 15, 2011 if the capital securities of the series D trust have been successfully remarketed prior to such date,

•	December 15, 2011 if the capital securities of the series D trust have been successfully remarketed prior to such date,

•	March 15, 2012 if the capital securities of the series D trust have been successfully remarketed prior to such date,

•	June 15, 2012 if the capital securities of the series D trust have been successfully remarketed prior to such date,

•	or otherwise September 15, 2012;

provided, however, that if any such date is not a business day, the series D stock purchase date shall occur on the next business day;

•
the first, second, third or fourth stock purchase date refer to the series A stock purchase date, series B stock purchase date, series C stock purchase date or series D stock purchase date in the order in which they actually occur (it being understood that multiple stock purchase dates may occur simultaneously); and

•	“our common stock” refer to the common stock, par value $0.01 per share, of Citigroup Inc.

The Trusts

Each of the series A trust, the series B trust, the series C trust and the series D trust (referred to together with the series A trust, the series B trust and the series C trust as the “trusts”) is a Delaware statutory trust. Their principal place of business is c/o Citigroup Inc., 399 Park Avenue, New York, NY 10043, and their telephone number is (212) 559-1000.

All of the common securities of each trust will be owned by Citigroup Inc. The series A trust will use the proceeds from the sale of the series A capital securities and its common securities to buy a series of 6.320% junior subordinated deferrable interest debentures due March 15, 2041 (referred to in this document as the “series A junior subordinated debt securities”) from Citigroup with the same financial terms as the series A capital securities. The series B trust will use the proceeds from the sale of the series B capital securities and its common securities to buy a series of 6.455% junior subordinated deferrable interest debentures due September 15, 2041 (referred to in this document as the “series B junior subordinated debt securities”) from Citigroup with the same financial terms as the series B capital securities. The series C trust will use the proceeds from the sale of the series C capital securities and its common securities to buy a series of 6.700% junior subordinated deferrable interest debentures due March 15, 2042 (referred to in this document as the “series C junior subordinated debt securities”) from Citigroup with the same financial terms as the series C capital securities. The series D trust will use the proceeds from the sale of the series C capital securities and its common securities to buy a series of 6.935% junior subordinated deferrable interest debentures due September 15, 2042 (referred to in this document as the “series D junior subordinated debt securities”) from Citigroup with the same financial terms as the series D capital securities.

The Offering

What are the Normal DECS?

Each Normal DECS will have an initial stated amount of $100, which will reduce by $25 on each stock purchase date on which we sell you shares of our common stock pursuant to the terms set forth in this document, and will consist of:

•
a stock purchase contract under which you will agree to purchase, and we will agree to sell to you, for $25, shares of our common stock on each of four stock purchase dates. The stock purchase dates are expected to be at six-month intervals beginning on March 15, 2010, but each may be deferred for up to four successive quarterly periods;

•
prior to the series A stock purchase date or, if earlier, the remarketing settlement date for the series A capital securities, a 1/40, or 2.5%, undivided beneficial ownership interest in a series A capital security of the series A trust with a liquidation amount of $1,000;

•
prior to the series B stock purchase date or, if earlier, the remarketing settlement date for the series B capital securities, a 1/40, or 2.5%, undivided beneficial ownership interest in a series B capital security of the series B trust with a liquidation amount of $1,000;

•
prior to the series C stock purchase date or, if earlier, the remarketing settlement date for the series C capital securities, a 1/40, or 2.5%, undivided beneficial ownership interest in a series C capital security of the series C trust with a liquidation amount of $1,000;

•
prior to the remarketing settlement date for the series D capital securities, a 1/40, or 2.5%, undivided beneficial ownership interest in a series D capital security of the series D trust with a liquidation amount of $1,000; and

•
after the remarketing settlement date for any series of capital securities and prior to the applicable stock purchase date, an undivided beneficial ownership interest in an interest-bearing deposit with Citibank, N.A. purchased with the net proceeds of the remarketing.

The deferral of any stock purchase date will not necessarily result in the deferral of any other stock purchase date and, accordingly, multiple stock purchase dates may occur simultaneously. Your ownership interest in each series of capital securities initially will be pledged to the collateral agent for our benefit to secure your obligations under the stock purchase contract to purchase our common stock on the stock purchase date for such series (the “applicable stock purchase date”). We refer to the stock purchase contracts, together with the applicable pledged capital securities, as the “Normal DECS.” At your option, you may elect to create “Stripped DECS” by substituting pledged treasury securities for the pledged ownership interests in the capital securities. Unless otherwise indicated, the term “Upper DECS” will include both Normal DECS and Stripped DECS.

If any applicable stock purchase date is not a business day (as defined herein), then settlement for such applicable stock purchase date will occur on the next succeeding business day and references to such applicable stock purchase date in this document shall include such next succeeding business day.

What are the stock purchase contracts?

The stock purchase contract underlying an Upper DECS will obligate you to purchase, and us to sell, for $25, on each of four stock purchase dates, a variable number of newly issued or treasury shares of our common stock per Upper DECS equal to the applicable settlement rate. Each settlement rate will be calculated based on the VWAP of our common stock (as defined under “Description of the Stock Purchase Contracts— Purchase of Common Stock” below) during a specified period preceding the applicable stock purchase date, as described below.

We will pay you quarterly contract payments on the stock purchase contracts:

•
from and including the issue date to but excluding the series A stock purchase date, at the annual rate of 4.680% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series A stock purchase date;

•
from and including the issue date to but excluding the series B stock purchase date, at the annual rate of 4.545% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series B stock purchase date;

•
from and including the issue date to but excluding the series C stock purchase date, at the annual rate of 4.300% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series C stock purchase date; and

•
from and including the issue date to but excluding the series D stock purchase date, at the annual rate of 4.065% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series D stock purchase date.

We may defer the contract payments as described below. If we defer any of these payments, we will accrue additional amounts on the deferred amounts at the annual rate of 11.0% until paid, to the extent permitted by law.

What are the capital securities?

The series A capital securities, the series B capital securities, the series C capital securities and the series D capital securities represent undivided beneficial ownership interests in the assets of the series A trust, the series B trust, the series C trust and the series D trust, respectively. The property trustee of each trust will hold legal title to the assets of such trust. The series A trust’s assets consist solely of our 6.320% Junior Subordinated Debt Securities, Series A, due 2041, which we refer to as the “series A junior subordinated debt securities,” the series B trust’s assets consist solely of our 6.455% Junior Subordinated Debt Securities, Series B, due 2041, which we refer to as the “series B junior subordinated debt securities,” the series C trust’s assets consist solely of our 6.700% Junior Subordinated Debt Securities, Series C, due 2042, which we refer to as the “series C junior subordinated debt securities,” and the series D trust’s assets consist solely of our 6.935% Junior Subordinated Debt Securities, Series D, due 2042, which we refer to as the “series D junior subordinated debt securities” and, together with the series A junior subordinated debt securities, the series B junior subordinated debt securities and the series C junior subordinated debt securities, as the “junior subordinated debt securities.” Because each holder has an “undivided” beneficial interest in each trust’s assets, the holder has a proportional interest in the collective assets of each trust, rather than in any specific junior subordinated debt security.

The junior subordinated debt securities of each series will have terms that are substantially similar to the terms of the corresponding series of capital securities, thus providing the relevant trust with the payment streams required to fund the distributions on such capital securities.

The series A trust will pay quarterly cumulative distributions on the series A capital securities fixed initially at an annual rate of 6.320% on the liquidation amount of $1,000 per capital security. The series B trust will pay quarterly cumulative distributions on the series B capital securities fixed initially at an annual rate of 6.455% on the liquidation amount of $1,000 per capital security. The series C trust will pay quarterly cumulative distributions on the series C capital securities fixed initially at an annual rate of 6.700% on the liquidation amount of $1,000 per capital security. The series D trust will pay quarterly cumulative distributions on the series D capital securities fixed initially at an annual rate of 6.935% on the liquidation amount of $1,000 per capital security. We have the right to defer distributions on any series of capital securities. From and after the relevant remarketing settlement date for any series of capital securities, the relevant trust will make distributions on such series of capital securities semi-annually at the rate established in connection with the remarketing of such capital securities as described below.

Upon payment of each series of junior subordinated debt securities issued by us to the relevant trust on their maturity date, such trust will use the cash proceeds from the repayment to redeem the corresponding series of capital securities at their aggregate liquidation amount plus any accrued and unpaid distributions, which will be payable in cash only.

What are Stripped DECS and how can I create Stripped DECS from Normal DECS?

You may consider it beneficial either to hold capital securities directly or to realize proceeds from their sale. These investment choices are facilitated by creating Stripped DECS. At your option, you may elect to create Stripped DECS by substituting, as pledged securities, the qualifying treasury securities described under “Description of the Upper DECS — Creating Stripped DECS — Qualifying Treasury Securities” for the ownership interest in the capital securities pledged to secure your obligations under the stock purchase contracts, so long as such capital securities have not been successfully remarketed. The pledged capital securities will then be released from the pledge agreement and delivered to you. Because the capital securities of each series are issued in integral multiples of $1,000, you may make the substitution only in integral multiples of 40 Normal DECS.

Each Stripped DECS so created will have an initial stated amount of $100 prior to the first stock purchase date, which will reduce by $25 on each stock purchase date, and will consist of:

•	a stock purchase contract; and

•
an undivided beneficial ownership interest in a qualifying treasury security with a principal amount at maturity of $1,000. This will be a 10% interest at all times prior to the first stock purchase date, a 7.5% interest at all times on or after the first stock purchase date and prior to the second stock purchase date, a 5% interest at all times on or after the second stock purchase date and prior to the third stock purchase date and a 2.5% interest at all times on or after the third stock purchase date and prior to the fourth stock purchase date. We refer to the percentage interest applicable at any time as the “applicable percentage.”

If you hold Stripped DECS, you will receive quarterly contract payments. If you hold capital securities separated from the Upper DECS you will receive only the quarterly distributions on the capital securities. There will also be quarterly distributions in respect of qualifying treasury securities underlying Stripped DECS consisting of the amounts by which the principal amount of those qualifying treasury securities exceed the amount required to purchase replacement qualifying treasury securities.

After you have created Stripped DECS, you may recreate Normal DECS, as described under “Description of the Upper DECS — Recreating Normal DECS,” only in integral multiples of 40 Normal DECS, by substituting, as pledged securities, applicable capital securities for the qualifying treasury securities underlying the Stripped DECS. If you elect to create Stripped DECS, or recreate Normal DECS, you will be responsible for any related fees or expenses.

What is the settlement rate?

We refer to the number of newly issued or treasury shares of our common stock per Upper DECS that we are obligated to sell, and you are obligated to purchase under a stock purchase contract, on each of the four stock purchase dates, as the “settlement rate.” The settlement rate for each stock purchase date is an amount equal to the sum of the “daily amounts” calculated for each of the 20 trading days beginning 23 scheduled trading days prior to the applicable stock purchase date, in each case regardless of whether the applicable stock purchase date is deferred. For each of those 20 trading days, a formula will be applied to that day’s VWAP of our common stock to determine a daily amount, and the sum of the 20 daily amounts will determine the total number of shares of our common stock that you will receive on the applicable stock purchase date. The daily amount for each trading day in the 20 trading day period described above is equal to, subject to certain anti-dilution adjustments:

•
for each trading day on which the VWAP of our common stock is less than or equal to the reference price, a fraction of a share of our common stock per Upper DECS equal to: 1/20 times $25 divided by the reference price;

•
for each trading day on which the VWAP of our common stock is greater than the reference price but less than the threshold appreciation price, a fraction of a share of our common stock per Upper DECS equal to: 1/20 times $25 divided by the VWAP of our common stock on such trading day; and

•
for each trading day on which the VWAP of our common stock is greater than or equal to the threshold appreciation price, a fraction of a share of our common stock per Upper DECS equal to: 1/20 times $25 divided by the threshold appreciation price.

As a result, for each of the 20 trading days you will receive 85.47% of the appreciation in the price of our common stock above the threshold appreciation price, you will not share in any appreciation in the price of our common stock between the reference price and the threshold appreciation price and you will bear the risk of any decline in the applicable market price of our common stock below the reference price. The amount of our common stock that you will receive on each stock purchase date is subject to adjustment as set forth in “Description of the Stock Purchase Contracts — Anti-Dilution Adjustments.”

The reference price is equal to $31.83 per share. The threshold appreciation price is equal to $37.24 per share, and represents a 17.0% appreciation over the reference price.

What distributions or payments will be made to holders of the Normal DECS, Stripped DECS and capital securities?

Normal DECS. If you hold Normal DECS, you will be entitled to receive payments consisting of the quarterly distributions on each series of capital securities that were included in the Normal DECS as of the immediately preceding March 15, June 15, September 15 or December 15 (or the issue date of the Normal DECS, if none were outstanding on such immediately preceding date), or in the case of any series of capital securities that have been successfully remarketed since such date, a pro rata portion of the interest-bearing deposit with Citibank, N.A. corresponding to the payment that would have been made had such series of capital securities not been successfully remarketed and the interest rate on the related series of junior subordinated debt securities not been reset, as well as the quarterly contract payments described under “What are the stock purchase contracts” above. All of these payments are subject to the deferral provisions described below.

Stripped DECS. If you hold Stripped DECS, you will receive the quarterly contract payments described under “What are the stock purchase contracts” above. There will also be quarterly distributions in respect of qualifying treasury securities underlying Stripped DECS consisting of the amounts by which the principal amount of those qualifying treasury securities exceed the amount required to purchase replacement qualifying treasury securities.

Capital securities. If you hold capital securities separate from the Upper DECS, you will receive only the quarterly distributions on the capital securities described above, at the annual rate of 6.320% on the liquidation amount of $1,000 per series A capital security, of 6.455% on the liquidation amount of $1,000 per series B capital security, 6.700% on the liquidation amount of $1,000 per series C capital security and 6.935% on the liquidation amount of $1,000 per series D capital security, in each case from and including the issue date. From and after the applicable remarketing settlement date for each series of capital securities, the relevant trust will make distributions on such series of capital securities semi-annually at the rate established in connection with the remarketing of such capital securities as described below.

Each trust must pay distributions on its capital securities on the payment dates to the extent that it has funds available for distribution. Each trust’s funds available for distribution to you as a holder of the relevant capital securities will be limited to payments received from us on the underlying series of junior subordinated debt securities. We will guarantee the payment of distributions on each series of capital securities out of funds held by the relevant trust to the extent of available trust funds.

What are the contract payment dates and distribution dates?

Subject to the deferral provisions described below, contract payments and distributions on each series of capital securities will be paid quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2008 and ending on the applicable stock purchase date. As used herein, “applicable stock purchase date” means, when used in connection with any series of capital securities, the March 15, June 15, September 15 or December 15 immediately following the remarketing settlement date for such series of capital securities, or if no remarketing is successful during any of the first four remarketing periods (as those terms are defined under “What is a remarketing?” below) with respect to such series, immediately following the final remarketing period with respect to such series. From and after the March 15, June 15, September 15 or December 15 immediately following the applicable remarketing settlement date, the relevant trust will make distributions semi-annually on March 15 or September 15, or June 15 or December 15, of each year, as applicable, with the first such semi-annual payment, if any, occurring on the payment date that is six months after the applicable remarketing settlement date. If any March 15, June 15, September 15 or December 15 is not a business day, payment shall be made on the next business day, without adjustment.

When can we defer contract payments and distributions?

Stock purchase contracts. We may, at our option, and will at the direction of the Federal Reserve Board or the Federal Reserve Bank of New York (collectively referred to as “Federal Reserve Board”), upon prior written notice to the holders of the Upper DECS and the stock purchase contract agent, defer contract payments on the stock purchase contracts until no later than September 15, 2012. We may elect, and will elect if so directed by the Federal Reserve Board, to defer payments on more than one occasion, but in no event may we defer payments beyond the fourth stock purchase date. Deferred contract payments will accrue additional amounts until paid, compounded quarterly, at the annual rate of 11.0%, to the extent permitted by law. If we elect to defer the payment of contract payments on the stock purchase contracts, to the extent the stock purchase contracts have not been terminated then we will pay the deferred contract payments in either shares of common stock or unsecured junior subordinated notes (which will be subordinate and rank junior in right of payment to all of our existing and future secured and senior debt on the same basis as the contract payments), in our sole discretion. As used in this document, the term “senior debt” shall have the meaning of “senior indebtedness” set forth under “Description of the Junior Subordinated Debt Securities — Subordination.”

Capital securities. We may, at our option, and will at the direction of the Federal Reserve Board upon prior written notice to the trustee, defer the interest payments due on a series of junior subordinated debt securities at any time and from time to time. We may elect and will elect, if so directed by the Federal Reserve Board, to defer interest payments on more than one occasion. If we defer interest payments on a series of junior subordinated debt securities, the trust holding such securities will defer distributions on the capital securities issued by it. Deferred distributions to which you are entitled will accrue additional distributions, compounded quarterly prior to the applicable remarketing settlement date, and semi-annually thereafter, from the relevant payment date for distributions during any deferral period, at the rate borne by the applicable series of capital securities at such time, to the extent permitted by applicable law. We may not defer interest payments on a series of junior subordinated debt securities for any period of time that exceeds five years with respect to any deferral period or that extends beyond its maturity date.

Restrictions resulting from a deferral. Subject to certain exceptions, during any period in which we defer contract payments or interest payments on a series of junior subordinated debt securities, in general we cannot:

•
declare or pay any dividends on, or make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to, any shares of our capital stock, or make any guarantee payments with respect thereto;

•
make any payment of interest, principal or premium on, or repay, purchase or redeem, the other series of junior subordinated debt securities or any of our other debt securities or guarantees that rank equally with or junior to such series of junior subordinated debt securities; or

•
make any payment under any guarantee that ranks equal or junior to the guarantee related to a series of capital securities, including any payment on the guarantee for the other series of capital securities.

During any deferral period, interest will continue to accrue and holders of junior subordinated debt securities and holders of the related capital securities that are outstanding will be required to accrue such deferred interest income on a constant-yield basis (in the form of original issue discount) for United States federal income tax purposes prior to the receipt of cash attributable to such income, regardless of the method of accounting used by the holders.

What is a remarketing?

If you hold Normal DECS, to provide you with the proceeds necessary to be applied in the settlement of your stock purchase contract obligations on each applicable stock purchase date, the capital securities of the applicable series will be remarketed, unless you elect not to participate in that remarketing. Each remarketing will take place during a ten business day period (a “remarketing period”) beginning 12 business days prior to the applicable remarketing settlement date, subject to deferral in the event that a remarketing is not successful during such remarketing period. The “remarketing settlement date” for any successful remarketing will be the date three months prior to the applicable stock purchase date, or if any such day is not a business day, the immediately succeeding business day.

The cash proceeds from a successful remarketing, net of any remarketing fee, will be used to purchase an interest-bearing deposit of Citibank, N.A. on the applicable remarketing settlement date that, on the applicable stock purchase date, will equal the aggregate liquidation amount of the capital securities included in such remarketing plus the distribution that would be payable thereon on the applicable stock purchase date assuming for this purpose, even if not true, that the distribution rate on such capital securities remains the same as the distribution rate in effect prior to the remarketing settlement date and all accrued and unpaid distributions are paid in cash on such date, and any remaining proceeds (net of any remarketing fee) will be remitted to you (we refer to the initial amount of each such deposit in this document as the “remarketing value”). The Citibank, N.A. deposit will be used to satisfy your obligation to purchase common stock on the applicable stock purchase date, and to pay you an amount equal to the distribution that would have been payable on the remarketed capital securities on the applicable stock purchase date had they still formed part of the Upper DECS. If you hold capital securities separately and not as part of the Upper DECS, you may elect to participate in remarketings as described below. The rate of interest on the Citibank, N.A. deposit made with the proceeds of each series of capital securities will be determined on an arm’s length basis immediately prior the beginning of the applicable remarketing period.

For each remarketing, we will enter into a remarketing agreement with a nationally recognized investment banking firm, which may be one of our affiliates. The investment banking firm will agree to use its commercially reasonable efforts as remarketing agent to sell the applicable series of capital securities included in the remarketing at a price that results in proceeds, net of any remarketing fee, of at least the remarketing value. To obtain that price, the remarketing agent may reset the distribution rate on the applicable series of capital securities, as described below. There will be a maximum of five attempted remarketings for each series of capital securities. If a remarketing is successful, settlement for the remarketing will occur on the applicable remarketing settlement date.

You may elect not to participate in a remarketing, and to retain the capital securities of the corresponding series underlying your Upper DECS in the event such remarketing is successful. To do this you must deliver the qualifying treasury security, in the principal amount of $1,000 per capital security you elect to retain, to the collateral agent on or prior to 5:00 p.m., New York City time, on the business day immediately preceding the first day of the applicable remarketing period as described in “Description of the Stock Purchase Contracts — Notice to Settle with Treasury Securities.” Because the capital securities of each series are issued in integral multiples of $1,000, you may make this election only in integral multiples of 40 Normal DECS.

In connection with an attempted remarketing of a series of capital securities, the remarketing agent may reset the rate on such series of capital securities. If the remarketing is successful and the rate is reset, the reset rate will apply to all outstanding capital securities of that series, whether or not the holders participated in such remarketing, and will become effective on the applicable remarketing settlement date.

The reset rate on each series of capital securities will be the rate such that the proceeds from such remarketing, net of any remarketing fee, will be at least equal to the remarketing value; provided, however, that for each of the first four attempted remarketings of each series of capital securities, the reset rate may not exceed the reset cap. For this purpose, the “reset cap” is the prevailing market yield per annum, as determined by the remarketing agent, of the benchmark U.S. treasury security having a remaining maturity that most closely corresponds to the period until the maturity date of the applicable junior subordinated debt securities or, if earlier, the earliest date on which we have the option to redeem such junior subordinated debt securities, plus 350 basis points.

What happens if a remarketing is not successful?

If the remarketing agent cannot successfully remarket a series of capital securities on the terms described above, then, unless there has been a final failed remarketing (as described below):

•	the distribution rate on that series of capital securities will not be reset; and

•
the remarketing agent will thereafter attempt to establish a new reset rate meeting the requirements described above and remarket such capital securities during subsequent remarketing periods as follows:

-	There will be five potential remarketing periods for each series of capital securities. The first four remarketings will be subject to the reset cap, and the last remarketing will be uncapped.

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The first potential remarketing period for the series A capital securities, the series B capital securities, the series C capital securities and the series D capital securities will begin 12 business days prior to December 15, 2009, June 15, 2010, December 15, 2010 or June 15, 2011, respectively. The first remarketing for each series will be subject to the reset cap.

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If any of these remarketings is not successful, the second potential remarketing period for the relevant series of capital securities will begin three months after the first potential remarketing period for such series; the third potential remarketing settlement date for the relevant series of capital securities will begin six months after the first potential remarketing period for such series and the fourth potential remarketing period for the relevant series of capital securities will begin nine months after the first potential remarketing period for such series. These remarketings will be subject to the reset cap.

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If the fourth remarketing for any series is not successful, the fifth and final potential remarketing periods for the series A capital securities, the series B capital securities, the series C capital securities and the series D capital securities will begin 12 business days prior to December 15, 2010, June 15, 2011, December 15, 2011 or June 15, 2012, respectively. The fifth remarketing for each series will not be subject to the reset cap.

Any remarketing of capital securities will settle (if successful) on the applicable remarketing settlement date. Any such remarketings will be subject to the conditions and procedures described above and under “Description of the Capital Securities — Remarketing.”

What happens if the final remarketing of a series of capital securities is not successful?

The remarketing agent will attempt to remarket each series of capital securities a maximum of five times. If the remarketing agent’s fifth attempt to remarket a series of capital securities is unsuccessful, a “final failed remarketing” will be deemed to have occurred with respect to such series, and the distribution rate on the applicable series of capital securities will not be reset. In the event of a final failed remarketing, we may shorten the stated maturity of the underlying junior subordinated debt securities and, accordingly, the mandatory redemption date of the corresponding capital securities would be accelerated; provided, however, that if we are deferring interest on the applicable series of underlying junior subordinated debt securities at the time of a remarketing, any new stated maturity date and mandatory redemption date may not be earlier than five years after commencement of the deferral period.

Capital securities held in Normal DECS. If a final failed remarketing for a series of capital securities occurs with respect to each Normal DECS, we will exercise our rights as a secured party and, subject to applicable law, retain the applicable series of capital securities pledged as collateral under the pledge agreement or sell them in one or more private sales and apply the liquidation amount or proceeds from the sale of such capital securities against your obligations under the stock purchase contract. In either case, your obligation to purchase stock on the applicable stock purchase date under the stock purchase contract would be satisfied in full. We will issue a junior subordinated note (which will be subordinate and rank junior in right of payment to all of our existing and future secured and senior debt) to the stock purchase contract agent for delivery to you, payable on September 15, 2013 or, if we are deferring interest on the corresponding series of junior subordinated debt securities, on the date that is five years after commencement of the deferral period (whichever is later), and bearing interest at the annual rate of 6.320% for the series A capital securities, the annual rate of 6.455% for the series B capital securities, the annual rate of 6.700% for the series C capital securities and the annual rate of 6.935% for the series D capital securities, in each case in an amount equal to any accrued and unpaid distributions (together with any interest on accrued and unpaid amounts) on the applicable series of capital securities as of the applicable stock purchase date.

Qualifying treasury securities held in Stripped DECS. If a final failed remarketing for a series of capital securities occurs, with respect to each Stripped DECS, we will apply the principal amount at maturity of your qualifying treasury securities pledged as collateral to satisfy in full your obligation to us under your stock purchase contracts.

Capital securities not held in Normal DECS. If a final failed remarketing for a series of capital securities occurs, you will have the right, at your option, to require the relevant trust to redeem all or a portion of those capital securities in exchange for the liquidation amount of $1,000 per capital security in cash, plus a junior subordinated note (which will be subordinate and rank junior in right of payment to all of our existing and future secured and senior debt), payable September 15, 2013 or, if we are deferring interest on the corresponding series of junior subordinated debt securities, on the date that is five years after commencement of the deferral period (whichever is later) and bearing interest at the annual rate of 6.320% for the series A capital securities, at the annual rate of 6.455% for the series B capital securities, the annual rate of 6.700% for the series C capital securities and the annual rate of 6.935% for the series D capital securities, in each case in an amount equal to any accrued and unpaid distributions (together with any interest on accrued and unpaid amounts) as of the applicable stock purchase date.

If I hold my capital securities separately from the Upper DECS, may I still participate in a remarketing?

Holders of capital securities that are not held as part of Normal DECS may elect to have their relevant capital securities included in a remarketing and remarketed in the same manner and at the same price as capital securities underlying Normal DECS. See “Description of the Capital Securities — Optional Remarketing of the Capital Securities Not Included in Normal DECS.”

If I do not participate in a remarketing, how can I satisfy my related obligations under the stock purchase contract?

You may also satisfy your obligations under the stock purchase contract as follows:

•
if you hold Stripped DECS, the proceeds of the qualifying treasury security in the amount of the purchase price will be applied automatically to satisfy in full your obligation to purchase common stock under your stock purchase contracts on the applicable stock purchase date and you will not be required to deliver any additional cash to satisfy your obligation;

•
if you hold Normal DECS and have elected not to participate in a remarketing, by delivering the applicable qualifying treasury security, in the principal amount of $1,000 per capital security of the series to be remarketed in increments of 40 Normal DECS, prior to the commencement of the applicable remarketing period, as described in “Description of the Stock Purchase Contracts — Notice to Settle with Treasury Securities”;

•
if we are involved in a merger in which at least 10% of the consideration for our outstanding common stock consists of cash or cash equivalents, through an early settlement of the stock purchase contract as described in “Description of the Stock Purchase Contracts — Early Settlement upon Cash Merger”; and

•	you may settle the stock purchase contracts early, at your option, as described in “Description of the Stock Purchase Contracts — Early Settlement.”

What happens to the stock purchase contracts in the event of our bankruptcy, insolvency or reorganization?

The stock purchase contracts, our related rights and obligations and those of the holders of the Upper DECS under the stock purchase contracts, including the right and obligation to purchase our common stock and the right to receive accrued contract payments, automatically will terminate, without any further action, upon the occurrence of particular events of our bankruptcy, insolvency or reorganization.

What is the maturity of the capital securities? When must the capital securities be redeemed?

The capital securities of each series have no stated maturity but must be redeemed upon the maturity of the corresponding series of junior subordinated debt securities or their earlier redemption. The series A junior subordinated debt securities are initially scheduled to mature on March 15, 2041, the series B junior subordinated debt securities are initially scheduled to mature on September 15, 2041, the series C junior subordinated debt securities are initially scheduled to mature on March 15, 2042 and the series D junior subordinated debt securities are initially scheduled to mature on September 15, 2042. However, we may elect at any time but on one occasion only with respect to each series of junior subordinated debt securities, in our sole discretion, to change the stated maturity of such series of junior subordinated debt securities to any date:

•	not earlier than March 15, 2013 and not later than March 15, 2041 for the series A junior subordinated debt securities,

•	not earlier than September 15, 2013 and not later than September 15, 2041 for the series B junior subordinated debt securities,

•	not earlier than March 15, 2014 and not later than March 15, 2042 for the series C junior subordinated debt securities, or

•	not earlier than September 15, 2014 and not later than September 15, 2042 for the series D junior subordinated debt securities and to specify a date:

•	not earlier than March 15, 2013 for the series A junior subordinated debt securities,

•	not earlier than September 15, 2013 for the series B junior subordinated debt securities,

•	not earlier than March 15, 2014 for the series C junior subordinated debt securities, and

•	not earlier than September 15, 2014 for the series D junior subordinated debt securities,

on and after which such series of junior subordinated debt securities will be redeemable at our option; provided, however, that if we are deferring interest on such series of junior subordinated debt securities at the time of such remarketing, we may not elect a maturity date or specify an optional redemption date that is earlier than five years after commencement of the deferral period. The redemption price per capital security will equal the liquidation amount per capital security plus accumulated and unpaid distributions, if any, to, but excluding, the redemption date and any additional amount we may agree to pay upon redemption when we specify an optional redemption date (although we are under no obligation to agree to pay any such additional amounts). The redemption price of each such junior subordinated debt security will be the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date plus, if we have agreed to pay additional amounts upon redemption, an amount equal to such additional amounts. We will give not less than 30 days’ nor more than 60 days’ notice of redemption by mail to holders of the junior subordinated debt securities.

We may not redeem the junior subordinated debt securities in part if the principal amount has been accelerated and such acceleration has not been rescinded, or unless all accrued and unpaid interest has been paid in full on all outstanding junior subordinated debt securities for all interest periods terminating on or before the redemption date.

What is the ranking of my claims against Citigroup, either for payment of the quarterly contract payments under the stock purchase contracts or, through the capital securities, for interest or principal on the junior subordinated debt securities, if Citigroup were to become insolvent?

Your claims against Citigroup directly for quarterly contract payments or indirectly through the capital securities for payments of principal and interest on the junior subordinated debt securities, are junior subordinated claims as described under “Description of the Junior Subordinated Debt Securities — Subordination.” In addition, as mentioned above, your right to receive accrued contract payments will terminate automatically upon the occurrence of particular bankruptcy, insolvency or reorganization events involving Citigroup Inc.

We may elect at any time, but on one occasion only with respect to each series of junior subordinated debt securities, that our obligations under such series of junior subordinated debt securities and under the guarantee of the applicable series of capital securities shall be senior obligations instead of subordinated obligations.

When may we dissolve the trusts?

We, as the holder of all the common securities of each trust, have the right to dissolve each trust at any time in our sole discretion.

If we dissolve any trust, you will receive, after satisfaction of liabilities of creditors of such trust, the underlying series of junior subordinated debt securities having a principal amount equal to the liquidation amount of the corresponding series of capital securities that you hold. In this case, such capital securities will no longer be deemed to be outstanding, and Normal DECS that had included 1/40 of an interest in such capital securities would thereafter include 1/40 of an interest in a junior subordinated debt security of that series. If your interest in the capital securities is pledged at that time to secure your obligations under your stock purchase contracts, the interest in the junior subordinated debt securities you receive will be pledged in substitution for your interest in the capital securities to secure those obligations.

Following dissolution, the distributed junior subordinated debt securities would be subject to the remarketing and other provisions of the capital securities.

What is the extent of our guarantees?

In respect of each series of capital securities, we will irrevocably guarantee, on a junior subordinated basis, the payment in full of the following:

•	any accumulated and unpaid distributions required to be paid on such series of capital securities, to the extent the relevant trust has funds available to make the payment;

•	the redemption price for any capital securities of the applicable series called for redemption, to the extent the relevant trust has funds available to make the payment; and

•
upon a voluntary or involuntary dissolution, winding-up or liquidation of the applicable trust, other than in connection with a distribution of the related series of junior subordinated debt securities to the holders of such series of capital securities, the lesser of:

(1)
the aggregate of the liquidation amount and all accumulated and unpaid distributions on such series of capital securities to the date of payment, if any, to the extent such trust has funds available to make the payment; and

(2)	the amount of assets of the applicable trust remaining available for distribution to holders of such capital securities upon liquidation of such trust.

Our obligations under the guarantee related to a series of capital securities are unsecured, are subordinated to and junior in right of payment to all of our existing and future secured and senior debt, and shall rank equal in right of payment with the guarantee related to the other series of capital securities and with all other similar guarantees issued by us.

The capital securities, the guarantees and the junior subordinated debt securities do not limit our ability or the ability of our subsidiaries to incur additional indebtedness, including indebtedness that ranks senior to or equal in right of payment with the junior subordinated debt securities and the guarantees.

Each guarantee, when taken together with our obligations under the applicable series of junior subordinated debt securities and the applicable junior indenture (as used in this document, the term “junior indenture” shall have the meaning set forth under “Description of the Junior Subordinated Debt Securities”) and our obligations under the trust agreement for the applicable trust, including our obligations to pay costs, expenses, debts and liabilities of such trust, other than with respect to the applicable series of capital securities, has the effect of providing a full and unconditional guarantee of all amounts due on such capital securities.

Will the Upper DECS be listed on a stock exchange?

We do not intend to list any of the securities described in this document on any stock exchange.

DESCRIPTION OF THE UPPER DECS

This summary, together with the summary of some of the provisions of the related documents described below, contains a description of the material terms of the Upper DECS but is not necessarily complete.

We will issue the Upper DECS under the stock purchase contract agreement between us and ●, which we refer to as the “stock purchase contract agent.” The Upper DECS may be either Normal DECS or Stripped DECS. Unless indicated otherwise, “Upper DECS” will include both Normal DECS and Stripped DECS. The Upper DECS initially will consist of 75,000,000 Normal DECS, each with an initial stated amount of $100, which will reduce by $25 on each stock purchase date.

Normal DECS

Each Normal DECS will have an initial stated amount of $100 prior to the first stock purchase date, a stated amount of $75 on and after the first stock purchase date and prior to the second stock purchase date, a stated amount of $50 on and after the second stock purchase date and prior to the third stock purchase date, and $25 thereafter, and will consist of:

(a)	a stock purchase contract under which:

(1)
you will agree to purchase from us, and we will agree to sell to you, on each of four stock purchase dates originally set at six-month intervals beginning on March 15, 2010, for $25 in cash, a variable number of newly issued or treasury shares of our common stock per Upper DECS equal to the settlement rate described under “Description of the Stock Purchase Contracts — Purchase of Common Stock,” subject to anti-dilution adjustments. Each stock purchase date may be deferred for up to four successive quarterly periods; and

(2)	we will pay you quarterly contract payments:

•
from and including the issue date to but excluding the series A stock purchase date, at the annual rate of 4.680% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series A stock purchase date;

•
from and including the issue date to but excluding the series B stock purchase date, at the annual rate of 4.545% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series B stock purchase date;

•
from and including the issue date to but excluding the series C stock purchase date, at the annual rate of 4.300% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series C stock purchase date; and

•
from and including the issue date to but excluding the series D stock purchase date, at the annual rate of 4.065% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series D stock purchase date;

(b)
prior to the series A stock purchase date or, if earlier, the remarketing settlement date for the series A capital securities, a 1/40, or 2.5%, undivided beneficial ownership interest in a series A capital security of the series A trust with a liquidation amount of $1,000;

(c)
prior to the series B stock purchase date or, if earlier, the remarketing settlement date for the series B capital securities, a 1/40, or 2.5%, undivided beneficial ownership interest in a series B capital security of the series B trust with a liquidation amount of $1,000;

(d)
prior to the series C stock purchase date or, if earlier, the remarketing settlement date for the series C capital securities, a 1/40, or 2.5%, undivided beneficial ownership interest in a series C capital security of the series C trust with a liquidation amount of $1,000;

(e)
prior to the remarketing settlement date for the series D capital securities, a 1/40, or 2.5%, undivided beneficial ownership interest in a series D capital security of the series D trust with a liquidation amount of $1,000; and

(f)
after the remarketing settlement date for any series of capital securities and the applicable stock purchase date, an interest in an interest-bearing deposit with Citibank, N.A. purchased with the net proceeds of the remarketing.

Each capital security represents an undivided beneficial ownership interest in the assets of the relevant trust. The property trustee of each trust will hold legal title to the assets of such trust. Each trust’s assets consist solely of a series of our junior subordinated debt securities.

From and including the issue date to but excluding the applicable stock purchase date, or if earlier the applicable remarketing settlement date, we will make quarterly interest payments on each series of junior subordinated debt securities at the applicable annual rate, and the relevant trust will pass through such interest payments when received as distributions on the corresponding capital securities. From and including the applicable stock purchase date, or if earlier the applicable remarketing settlement date, we will make semi-annual interest payments on each series of junior subordinated debt securities and distributions on the corresponding series of capital securities at a reset rate as described below. The initial annual rates for the series A junior subordinated debt securities, the series B junior subordinated debt securities, the series C junior subordinated debt securities and the series D junior subordinated debt securities are 6.320%, 6.455%, 6.700% and 6.935%, respectively.

The purchase price of each Normal DECS will be allocated between the stock purchase contract and the related ownership interest in the capital securities in proportion to their respective fair market values at the time of issuance. We expect that, at the time of issuance, the fair market value of each ownership interest in each series of capital securities (or more precisely in the corresponding series of junior subordinated debt securities) will be $25 and the fair market value of the stock purchase contract will be $0. This position generally will be binding on each beneficial owner of each Upper DECS but not on the Internal Revenue Service and by purchasing the Upper DECS you will be deemed to have agreed to take this position for United States federal income tax purposes.

As long as an Upper DECS is in the form of a Normal DECS, your applicable ownership interest in the capital securities forming a part of the Normal DECS will be pledged to us through the collateral agent to secure your obligation to purchase common stock under your stock purchase contracts.

Creating Stripped DECS

You will have the right, other than during (i) any period beginning on the business day immediately preceding the first day of any remarketing period (as defined below) for any series of capital securities and ending on the last day of such remarketing period or the relevant stock purchase date, if a successful remarketing occurs during such remarketing period or (ii) any period beginning on the record and ending on the related payment date for the Upper DECS, in accordance with the procedures described below, to create Stripped DECS by substituting for the capital securities of each series held by the collateral agent qualifying treasury securities (as described below), in a total principal amount at maturity equal to the aggregate liquidation amount of such capital securities for which substitution is being made. Because the capital securities of each series are issued in integral multiples of $1,000, you may make this substitution only in integral multiples of 40 Normal DECS. Each of these substitutions will create Stripped DECS, and the ownership interest in the capital securities will be released to you and be separately tradeable from the Stripped DECS. We refer to the periods during which you are not permitted to make this substitution as “blackout periods.”

For each integral multiple of 40 Normal DECS, you must substitute $1,000 principal amount of qualifying treasury securities for each series of capital securities then underlying the Normal DECS that are being made into Stripped DECS. The qualifying treasury securities substituted for the capital securities of each series must be purchased in the open market at your expense unless otherwise owned by you. If you elect to substitute qualifying treasury securities for your capital securities, thereby creating Stripped DECS, you will be responsible for any fees or expenses payable in connection with the substitution.

Qualifying Treasury Securities

In order to determine what U.S. Treasury security is the qualifying treasury security at any time, the stock purchase contract agent shall, for each March 15, June 15, September 15 and December 15, commencing on March 15, 2008 and ending on the fourth stock purchase date or the earlier termination of the stock purchase contracts, identify:

•	the 13-week treasury bill that matures at least one but not more than six business days prior to that March 15, June 15, September 15 or December 15; or

•
if no 13-week treasury bill that matures at least one but not more than six business days prior to that March 15, June 15, September 15 or December 15 is or is scheduled to be outstanding on the immediately preceding March 15, June 15, September 15 or December 15, the 26-week treasury bill that matures at least one but not more than six business days prior to that March 15, June 15, September 15 or December 15; or

•
if neither of such treasury bills is or is scheduled to be outstanding on the immediately preceding March 15, June 15, September 15 or December 15, any other treasury security (which may be a zero coupon treasury security) that is outstanding on the immediately preceding March 15, June 15, September 15 or December 15, is highly liquid and matures at least one business day prior to such March 15, June 15, September 15 or December 15; provided, however, that any treasury security identified pursuant to this clause shall be selected in a manner intended to minimize the cash value of the security selected.

The stock purchase contract agent shall use commercially reasonable efforts to identify the security meeting the foregoing criteria for each March 15, June 15, September 15 and December 15 promptly after the Department of the Treasury makes the schedule for upcoming auctions of U.S. treasury securities publicly available and shall, to the extent that a security previously identified with respect to any March 15, June 15, September 15 or December 15 is no longer expected to be outstanding on the immediately preceding March 15, June 15, September 15 or December 15, identify another security meeting the foregoing criteria for such March 15, June 15, September 15 or December 15. The security most recently identified by the stock purchase contract agent with respect to any March 15, June 15, September 15 or December 15 shall be the “qualifying treasury security” with respect to the period from and including its date of issuance (or if later, the date of maturity of the qualifying treasury security with respect to the immediately preceding March 15, June 15, September 15 or December 15) to but excluding its date of maturity, and the stock purchase contract agent’s identification of a security as a qualifying treasury security for such period shall be final and binding for all purposes absent manifest error. You will be able to obtain the issue date, the maturity date and, when available, the CUSIP number of the treasury bills or other U.S. treasury securities that are qualifying treasury securities for the current period from the stock purchase contract agent by calling ●. Since this information is subject to change from time to time, holders should confirm this information prior to purchasing or delivering U.S. treasury securities in connection with creating any Stripped DECS.

Stripped DECS

Each Stripped DECS will have an initial stated amount of $100, which will reduce by $25 on each stock purchase date, and will consist of:

(a)	a stock purchase contract under which:

(1)
you will agree to purchase from us, and we will agree to sell to you, no later than each of the first, second, third and fourth stock purchase dates, for $25 in cash, a variable number of newly issued or treasury shares of our common stock per Upper DECS equal to the applicable settlement rate described under “Description of the Stock Purchase Contracts — Purchase of Common Stock,” subject to anti-dilution adjustments; and

(2)	we will pay you quarterly contract payments on the stock purchase contracts:

•
from and including the issue date to but excluding the series A stock purchase date, at the annual rate of 4.680% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series A stock purchase date;

•
from and including the issue date to but excluding the series B stock purchase date, at the annual rate of 4.545% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series B stock purchase date;

•
from and including the issue date to but excluding the series C stock purchase date, at the annual rate of 4.300% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series C stock purchase date; and

•
from and including the issue date to but excluding the series D stock purchase date, at the annual rate of 4.065% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series D stock purchase date;

(b)
an undivided beneficial ownership interest in a qualifying treasury security with a principal amount at maturity of $1,000. This will be a 10% interest at all times prior to the first stock purchase date, a 7.5% interest at all times on or after the first stock purchase date and prior to the second stock purchase date, a 5% interest at all times on or after the second stock purchase date and prior to the third stock purchase date and a 2.5% interest at all times on or after the third stock purchase date and prior to the fourth stock purchase date. We refer to the percentage interest applicable at any time as the “applicable percentage.”

To the extent any Stripped DECS are outstanding on the maturity date of the related qualifying treasury securities and the applicable stock purchase date will not occur within the next six business days, the stock purchase contract agent will apply the principal amount paid at maturity of all such qualifying treasury securities to purchase a like principal amount of qualifying treasury securities maturing not more than six or less than one business day prior to the next March 15, June 15, September 15 or December 15 and promptly remit the excess, if any, of such principal amount paid over the purchase price to the holders of record of the Stripped DECS on such date pro rata in accordance with the stated amount of Stripped DECS they then held.

For a description of the potential remarketing periods for each series of capital securities, see “Description of the Stock Purchase Contracts — Remarketing.”

To create 40 Stripped DECS, you must:

•	deposit with the collateral agent the applicable qualifying treasury security that has a principal amount at maturity of $1,000 for each remaining stock purchase date; and

•
transfer 40 Normal DECS to the stock purchase contract agent accompanied by a notice stating that you have deposited the required principal amount of qualifying treasury securities with the collateral agent and requesting the release to you of the capital securities relating to the 40 Normal DECS.

Upon such deposit and receipt of an instruction from the stock purchase contract agent, the collateral agent will release the related capital securities from the pledge under the pledge agreement, free and clear of our security interest, to the stock purchase contract agent. The stock purchase contract agent then will:

•	cancel the 40 Normal DECS;

•	transfer the related series of capital securities that are part of the Normal DECS as of such date; and

•	deliver 40 Stripped DECS to you.

The qualifying treasury securities will be substituted for the capital securities and will be pledged to us through the collateral agent to secure your obligation to purchase common stock under your stock purchase contracts. The related capital securities released to you thereafter will trade separately from the resulting Stripped DECS.

Recreating Normal DECS

You will have the right, at any time other than during a blackout period for any series of capital securities in accordance with the procedures described below, to recreate a Normal DECS from a Stripped DECS by substituting each series of capital securities that then forms part of a Normal DECS for the qualifying treasury securities then held by the collateral agent. No Upper DECS may be recreated during a blackout period. Because qualifying treasury securities and the capital securities of each series are issued in integral multiples of $1,000, you may recreate Normal DECS only in integral multiples of 40. Each applicable series of capital securities substituted for qualifying treasury securities must be purchased in the open market at your expense unless otherwise owned by you. If you elect to substitute capital securities for your qualifying treasury securities, thereby recreating Normal DECS, you will be responsible for any fees or expenses payable in connection with the substitution.

Thus, if you hold Stripped DECS, you will have the right at any time, other than during the blackout periods described above, for each 40 Stripped DECS that you hold, to substitute $1,000 liquidation amount of each series of capital securities then forming part of a Normal DECS for an equal principal amount of qualifying treasury securities.

Each of these substitutions will recreate Normal DECS, and the qualifying treasury securities will be released to the holder and be separately tradeable from the Normal DECS.

To create 40 Normal DECS, you must:

•	if recreating Normal DECS prior to the series A stock purchase date, deposit with the collateral agent a series A capital security with a $1,000 liquidation amount;

•	if recreating Normal DECS prior to the series B stock purchase date, deposit with the collateral agent a series B capital security with a $1,000 liquidation amount;

•	if recreating Normal DECS prior to the series C stock purchase date, deposit with the collateral agent a series C capital security with a $1,000 liquidation amount;

•	if recreating Normal DECS prior to the series D stock purchase date, deposit with the collateral agent a series D capital security with a $1,000 liquidation amount; and

•
transfer 40 Stripped DECS to the stock purchase contract agent accompanied by a notice stating that you have deposited the required number of capital securities with the collateral agent and requesting the release to you of the pledged qualifying treasury securities relating to the Stripped DECS.

Upon such deposit and receipt of an instruction from the stock purchase contract agent, the collateral agent will release the related qualifying treasury securities from the pledge under the pledge agreement, free and clear of our security interest, to the stock purchase contract agent. The stock purchase contract agent will then:

•	cancel the 40 Stripped DECS;

•	transfer the related qualifying treasury securities to you; and

•	deliver 40 Normal DECS to you.

The substituted applicable ownership interest in the capital securities will be pledged to us through the collateral agent to secure your obligation to purchase common stock under the stock purchase contracts.

Current Payments

Holders of Normal DECS will be entitled to receive quarterly distributions consisting of the quarterly distributions on each series of capital securities that were included in the Normal DECS as of the immediately preceding March 15, June 15, September 15 or December 15, or in the case of any series of capital securities that have been successfully remarketed since such date, a pro rata portion of the interest-bearing deposit with Citibank, N.A. corresponding to the payment that would have been made had such series of capital securities not been successfully remarketed and the interest rate on the related series of junior subordinated debt securities not been reset, as well as the quarterly contract payments described under “— Normal DECS” above. These will consist of:

•
from and including the issue date to but excluding the series A stock purchase date, cumulative distributions calculated at the annual rate of 6.320% per year on your 1/40 interest in a series A capital security with a liquidation amount of $1,000, and at the annual rate of 4.680% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series A stock purchase date;

•
from and including the issue date to but excluding the series B stock purchase date, cumulative distributions calculated at the annual rate of 6.455% per year on your 1/40 interest in a series B capital security with a liquidation amount of $1,000, and at the annual rate of 4.545% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series B stock purchase date;

•
from and including the issue date to but excluding the series C stock purchase date, cumulative distributions calculated at the annual rate of 6.700% per year on your 1/40 interest in a series C capital security with a liquidation amount of $1,000, and at the annual rate of 4.300% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series C stock purchase date; and

•
from and including the issue date to but excluding the series D stock purchase date, cumulative distributions calculated at the annual rate of 6.935% per year on your 1/40 interest in a series D capital security with a liquidation amount of $1,000, and at the annual rate of 4.065% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series D stock purchase date;

Holders of Stripped DECS will be entitled to receive quarterly contract payments payable by us as follows:

•
from and including the issue date to but excluding the series A stock purchase date, at the annual rate of 4.680% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series A stock purchase date;

•
from and including the issue date to but excluding the series B stock purchase date, at the annual rate of 4.545% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series B stock purchase date;

•
from and including the issue date to but excluding the series C stock purchase date, at the annual rate of 4.300% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series C stock purchase date; and

•
from and including the issue date to but excluding the series D stock purchase date, at the annual rate of 4.065% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series D stock purchase date.

If an early settlement date due to a cash merger early settlement occurs as described in “Description of the Stock Purchase Contracts — Early Settlement upon Cash Merger,” cash payments will cease to accrue on the early settlement date. If any other early settlement of the stock purchase contracts occurs (in the case of an early settlement other than upon a cash merger as described in “Description of the Stock Purchase Contracts — Early Settlement”), cash payments will cease to accrue on the most recent quarterly payment date on or before such other early settlement. There will also be quarterly distributions in respect of qualifying treasury securities underlying Stripped DECS consisting of the amounts by which the principal amount of those qualifying treasury securities exceed the amount required to purchase replacement qualifying treasury securities.

We may defer the contract payments until no later than September 15, 2012, as described below under “Description of the Stock Purchase Contracts — Option to Defer Contract Payments.” Any such deferred payments will accrue additional amounts, compounded quarterly, at the annual rate of 11.0% until paid, to the extent permitted by law. We may also defer payments of interest on each series of junior subordinated debt securities, resulting in a corresponding deferral of distributions on the corresponding series of capital securities, in which case we will accrue additional interest or, as applicable, accrue distributions on the deferred amounts at the applicable rate then borne by such series of capital securities, to the extent permitted by law. We may not defer interest payments on a series of junior subordinated debt securities for any period of time that exceeds five years with respect to any deferral period or that extends beyond the maturity date for such series of junior subordinated debt securities. During any period that we are deferring contract payments or interest on any series of junior subordinated debt securities (and, accordingly, distributions on the corresponding capital securities are deferred), we will be restricted from making certain payments, including declaring or paying any dividends or making any distributions on, or redeeming, purchasing, acquiring or making a liquidation payment with respect to, shares of our capital stock as described under “Description of the Junior Subordinated Debt Securities — Restrictions on Certain Payments, Including on Deferral of Interest.”

Our obligation to pay contract payments will be subordinate and junior in right of payment to all our existing and future secured and senior debt, as described in this document under “Description of the Junior Subordinated Debt Securities — Subordination.” In addition, your right to receive accrued contract payments will terminate automatically upon the occurrence of specified bankruptcy, insolvency or reorganization events involving Citigroup Inc. The ability of each trust to make the distributions on its capital securities is dependent entirely upon the receipt of corresponding payments from us on the related series of junior subordinated debt securities. Our obligations under the junior subordinated debt securities are similarly subordinate and junior in right of payment to all our existing and future secured and senior debt.

Absence of Voting and Certain Other Rights

Holders of the stock purchase contracts forming part of the Normal DECS or Stripped DECS, in their capacities as such, will have no voting or other rights in respect of our common stock.

No Listing of the Securities

We do not intend to list the securities on any stock exchange.

Miscellaneous

We or our affiliates may from time to time purchase any of the securities described in this document that are then outstanding by tender, in the open market or by private agreement.

DESCRIPTION OF THE STOCK PURCHASE CONTRACTS

This section summarizes some of the terms of the stock purchase contract agreement, the stock purchase contracts and the pledge agreement.
Purchase of Common Stock

The stock purchase contract underlying each Upper DECS, unless earlier terminated or earlier settled at your option or upon a cash merger, will obligate you to purchase, and us to sell, for an amount in cash equal to $25, on each of the four stock purchase dates, a variable number of newly issued or treasury shares of our common stock per Upper DECS equal to the applicable settlement rate. The settlement rate for:

The settlement rate for each stock purchase date is an amount equal to the sum of the “daily amounts” calculated for each of the 20 trading days beginning 23 scheduled trading days prior to the applicable stock purchase date, in each case regardless of whether the applicable stock purchase date is deferred. For each of those 20 trading days, a formula will be applied to that day’s VWAP of our common stock to determine a daily amount, and the sum of the 20 daily amounts will determine the total number of shares of our common stock that you will receive on the applicable stock purchase date.

The daily amount is equal to, for each trading day in the 20 trading day period described above, subject to adjustment under certain circumstances as described under “— Anti-dilution Adjustments” below:

•
for each of those 20 trading days on which the VWAP of our common stock is less than or equal to the reference price, a fraction of a share of our common stock per Upper DECS equal to: 1/20 times $25 divided by the reference price (the “maximum daily settlement rate”);

•
for each of those 20 trading days on which the VWAP of our common stock is greater than the reference price but less than the threshold appreciation price, a fraction of a share of our common stock per Upper DECS equal to: 1/20 times $25 divided by the VWAP of our common stock on such trading day; and

•
for each of those 20 trading days on which the VWAP of our common stock is greater than or equal to the threshold appreciation price, a fraction of a share of our common stock per Upper DECS equal to: 1/20 times $25 divided by the threshold appreciation price (the “minimum daily settlement rate”).

As a result, on each of the applicable stock purchase dates you will receive a total of between 0.6713 of one share and 0.7854 of one share of our common stock for each Upper DECS you own. We refer to the minimum daily settlement rate and the maximum daily settlement rate as the “fixed daily settlement rates.”

The reference price is equal to $31.83 per share. The threshold appreciation price is equal to $37.24 per share, and represents a 17.0% appreciation over the reference price.

For purposes hereof, the volume-weighted average price of Citigroup common stock, or “VWAP” means, for the relevant measurement day, the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg page C UN <equity> AQR (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading on the relevant trading day until the scheduled close of trading on the relevant trading day (or if such volume-weighted average price is unavailable, the market price of one share of Citigroup common stock on such trading day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by Citigroup).

No fractional shares of our common stock will be issued by Citigroup Inc. pursuant to the stock purchase contracts. In lieu of fractional shares otherwise issuable, you will be entitled to receive an amount in cash equal to the fraction of a share of our common stock, calculated on an aggregate basis in respect of the stock purchase contracts you are settling, multiplied by the closing price of our common stock on the trading day immediately preceding the applicable stock purchase date.

The “closing price” of our common stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of our common stock on the New York Stock Exchange on that date. If our common stock is not listed for trading on the New York Stock Exchange on any date of determination, the closing price of our common stock on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which our common stock is listed, or if our common stock is not so listed on a U.S. securities exchange, as reported by the Nasdaq Stock Market, or, if our common stock is not so reported, the last quoted bid price for our common stock in the over-the-counter market as reported by PinkSheets LLC (formerly known as the National Quotation Bureau) or similar organization, or, if that bid price is not available, the market value of our common stock on that date as determined by a nationally recognized independent investment banking firm retained by Citigroup Inc. for this purpose.

A “trading day” means, for purposes of determining a VWAP or closing price, a business day on which the relevant exchange or quotation system is scheduled to be open for business and a day on which there has not occurred or does not exist a market disruption event. A “market disruption event” is defined as any of the following events that has occurred:

•
any suspension of, or limitation imposed on, trading by the relevant exchange or quotation system during the one-hour period prior to the close of trading for the regular trading session on the exchange or quotation system (or for purposes of determining VWAP any period or periods aggregating one half hour or longer) and whether by reason of movements in price exceeding limits permitted by the relevant exchange or quotation system or otherwise relating to our common stock or in futures or option contracts relating to our common stock on the relevant exchange or quotation system;

•
any event (other than a failure to open or a closure as described below) that disrupts or impairs the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the exchange or quotation system (or for purposes of determining VWAP any period or periods aggregating one half hour or longer) in general to effect transactions in, or obtain market values for, our common stock on the relevant exchange or quotation system or futures or options contracts relating to our common stock on any relevant exchange or quotation system; or

•
the failure to open of the exchange or quotation system on which futures or options contracts relating to our common stock are traded or the closure of such, exchange or quotation system prior to its respective scheduled closing time for the regular trading session on such day (without regard to after hours or other trading outside the regular trading session hours) unless such earlier closing time is announced by such exchange or quotation system at least one hour prior to the earlier of the actual closing time for the regular trading session on such day and the submission deadline for orders to be entered into such, exchange or quotation system for execution at the actual closing time on such day.

If a market disruption event occurs during a day that would otherwise constitute one of the 20 trading days for determining the daily amounts, we will notify investors on the calendar day on which such event occurs.

If 20 trading days for our common stock have not occurred prior to the third business day immediately prior to the applicable stock purchase date, all remaining trading days will be deemed to occur on that third business day and the VWAP of our common stock for each of the remaining trading days will be the VWAP of our common stock on such third business day or if such day is not a trading day, the closing price as determined in its reasonable discretion by a nationally recognized independent investment banking firm retained by Citigroup Inc. for this purpose.

Settlement on a Stock Purchase Date

On the applicable stock purchase date in connection with a successful remarketing, unless:

•
you have settled the stock purchase contracts prior to the applicable stock purchase date through the early delivery of cash to the stock purchase contract agent in the manner described under “— Early Settlement” or “— Early Settlement upon Cash Merger”; or

•	an event described under “— Termination” has occurred,

then the settlement of the stock purchase contracts will occur as follows on such stock purchase date:

•
if you hold Normal DECS and there has been a successful remarketing of the applicable series of capital securities, (i) a portion of the proceeds of the interest-bearing Citibank, N.A. deposit purchased with the net proceeds from such remarketing equal to your pro rata share of the liquidation amount of the remarketed series of capital securities will automatically be applied to satisfy in full your obligation to purchase common stock on the applicable stock purchase date under your stock purchase contracts and (ii) a portion of the proceeds of the interest-bearing Citibank, N.A. deposit purchased with the net proceeds from such remarketing equal to the amount of the distribution you would have received on your capital securities of the relevant series had they not been sold in the remarketing, assuming for this purpose, even if not true, that the distribution rate on such capital securities remains the same as the distribution rate in effect prior to the remarketing and all accrued and unpaid distributions are paid in cash on such date;

•
if you hold Normal DECS and you elected not to participate in the remarketing, as described below, the proceeds of the qualifying treasury securities you deposited will be applied to satisfy in full your obligation to purchase common stock on the applicable stock purchase date under your stock purchase contracts;

•
if you hold Stripped DECS, the cash proceeds, when paid at maturity, of your ownership interest in the qualifying treasury securities you substituted for the series of capital securities that was remarketed (or that were purchased with the proceeds at maturity of qualifying treasury securities you substituted for such series) will automatically be applied to satisfy in full your obligation to purchase common stock on the applicable stock purchase date under your stock purchase contracts; and

•
if you hold Normal DECS in which the related series of capital securities remain a part of the Normal DECS because of a final failed remarketing, we will exercise our rights as a secured party in accordance with applicable law, including, without limitation, disposition of that series of capital securities or applying that series of capital securities against your obligation to purchase common stock on the applicable stock purchase date under your stock purchase contracts.

In any event, common stock will then be issued and delivered to you or your designee, upon presentation and (on or after the fourth stock purchase date) surrender of the certificate evidencing the Upper DECS and payment by you of any transfer or similar taxes payable in connection with the issuance of common stock to any person other than you.

By acceptance of the Upper DECS, you will be deemed to have:

•
irrevocably agreed to be bound by the terms and provisions of the stock purchase contracts and the pledge agreement and to have agreed to perform your obligations thereunder for so long as you remain a holder of the Upper DECS; and

•	duly appointed the stock purchase contract agent as your attorney-in-fact to enter into and perform the stock purchase contracts and pledge agreement on your behalf and in your name.

In addition, as a beneficial owner of the Upper DECS, by acceptance of the beneficial interest therein, you will be deemed to have agreed to treat for all United States federal income tax purposes:

•	yourself as the owner of the stock purchase contracts and the related ownership interest in the capital securities or the qualifying treasury securities, as the case may be;

•	the junior subordinated debt securities as our indebtedness;

•	each trust as a grantor trust; and

•
as of the time of issuance, the fair market value of each ownership interest in each series of capital securities (or more precisely in the corresponding series of junior subordinated debt securities) as $25 and the fair market value of the stock purchase contract as $0.

Remarketing

The remarketing agent will attempt to remarket the capital securities underlying the Normal DECS in remarketings, unless you elect not to participate in such remarketings by following the procedures described below under “— Notice to Settle with Treasury Securities.” If you participate in a successful remarketing, the cash proceeds from that remarketing, net of any remarketing fee, will be used to purchase an interest-bearing deposit with Citibank, N.A., the proceeds of which at the relevant stock purchase date will be used satisfy your obligation to purchase common stock on such applicable stock purchase date and to make a portion of the quarterly distribution on the Normal DECS, and any remaining proceeds will be remitted to you.

The “remarketing period” for any series of capital securities will be the ten business day period that begins 12 business days prior to the applicable remarketing settlement date for that series of capital securities (or if any such day is not a business day, the immediately preceding business day), in each case, subject to deferral in the event that a remarketing is not successful, with a maximum of five remarketings per series of capital securities. The “remarketing settlement date” for any successful remarketing will be the date three months prior to the applicable stock purchase date, or if any such day is not a business day, the immediately succeeding business day.

The remarketing agent will use its commercially reasonable efforts to obtain a price for the capital securities to be remarketed that results in proceeds, net of any remarketing fee, of at least the amount necessary to purchase an interest-bearing deposit with Citibank, N.A. on the applicable remarketing settlement date that, on the applicable stock purchase date, will equal to the aggregate liquidation amount of the capital securities included in such remarketing plus the distribution that would be payable thereon on the applicable stock purchase date assuming for this purpose, even if not true, that the distribution rate on such capital securities remains the same as the distribution rate in effect prior to the remarketing (we refer to the initial amount of each such deposit as the “remarketing value”). To obtain that price, the remarketing agent may reset the distribution rate on the capital securities, as described below and under “Description of the Capital Securities — Remarketing.” If the remarketing is successful and the rate is reset, the reset rate will apply to all outstanding capital securities of the series being remarketed, whether or not you participated in the remarketing, and will become effective on the applicable remarketing settlement date. The interest rate on the series of junior subordinated debt securities underlying such series of capital securities automatically will be reset to equal the distribution rate on such capital securities as and when the distribution rate on such capital securities is reset. In addition, the interest payment dates on such junior subordinated debt securities will change, in which case the distribution payment dates of the related capital securities will automatically change as well. Such changes, as well as other information relevant to the remarketing, will be announced as described below prior to the remarketing. The rate of interest on the Citibank, N.A. deposit made with the proceeds of each series of capital securities will be determined on an arm’s length basis immediately prior the beginning of the applicable remarketing period.

If the remarketing agent cannot successfully remarket a series of capital securities during a remarketing period at a price that results in proceeds, net of any remarketing fee, equal to at least the remarketing value, then, unless there has been a final failed remarketing (as described below),

•	the applicable stock purchase date will be deferred until after the next applicable remarketing period for that series of capital securities as described below;

•
the proceeds received upon maturity of the qualifying treasury securities pledged as collateral for any Stripped DECS will be reinvested in the next qualifying treasury securities and any remaining cash proceeds will be remitted to the holders of the Stripped DECS;

•	the distribution rate on that series of capital securities will not be reset; and

•
the remarketing agent will thereafter attempt to establish a new reset rate meeting the requirements described above and remarket that series of capital securities during subsequent remarketing periods, as described below.

There will be five potential remarketing periods for each series of capital securities. The first four remarketings will be subject to the reset cap, and the last remarketing will be uncapped.

•
The first potential remarketing periods for the series A capital securities, the series B capital securities, the series C capital securities and the series D capital securities will begin 12 business days prior to December 15, 2009, June 15, 2010, December 15, 2010 or June 15, 2011, respectively. These remarketings will be subject to the reset cap.

•
If any of these remarketings is not successful, the second potential remarketing period for the relevant series of capital securities will begin three months after the beginning of the first potential remarketing period for such series; the third potential remarketing period for the relevant series of capital securities will begin six months after the beginning of the first potential remarketing period for such series and the fourth potential remarketing period for the relevant series of capital securities will begin nine months after the beginning of the first potential remarketing settlement date for such series. These remarketings will be subject to the reset cap.

•
If the fourth remarketing is not successful, the fifth and final potential remarketing settlement date for the series A capital securities, the series B capital securities, the series C capital securities and the series D capital securities will begin 12 business days prior to December 15, 2010, June 15, 2011, December 15, 2011 or June 15, 2012, respectively. These remarketings will not be subject to the reset cap.

On any day other than the last day of a remarketing period, we will have the right, in our absolute discretion and without prior notice to the holders of the Upper DECS, to postpone the remarketing until the following business day. Any remarketing of capital securities will settle (if successful) on the applicable remarketing settlement date. Any such remarketings will be subject to the conditions and procedures described above and under “Description of the Capital Securities — Remarketing,” and you will have the right to elect not to participate in any subsequent remarketings.

The first remarketing period is expected to occur from November 27, 2009 through December 11, 2009. Assuming that a successful remarketing occurs during the first remarketing period with respect to the series A capital securities, the remarketing settlement date will take place on December 15, 2009 and the first stock purchase date will take place on March 15, 2010. The remarketing of each successive series of capital securities will begin on the indicated dates whether or not the remarketing of any previous series of capital securities has succeeded. As a result, multiple stock purchase dates may coincide if more than one series of capital securities is successfully remarketed during the same remarketing period.

The remarketing agent will attempt to remarket each series of capital securities a maximum of five times. If the remarketing agent’s fifth attempt to remarket a series of capital securities is unsuccessful, a “final failed remarketing” will be deemed to have occurred with respect to such series. In that case:

•	the distribution rate on the applicable series of capital securities will not be reset.

•
if you hold Normal DECS, we will exercise our rights as a secured party and, subject to applicable law, retain your capital securities of the applicable series pledged as collateral under the relevant pledge agreement or sell them in one or more private sales and apply the liquidation amount or proceeds from the sale of such capital securities against your obligations under the stock purchase contract. In either case, your obligations with respect to the relevant portion of your stock purchase contracts would be satisfied in full. We will issue a junior subordinated note (which will be subordinate and rank junior in right of payment to all of our existing and future secured and senior debt) to the stock purchase contract agent for delivery to you, payable on September 15, 2013 or, if we are deferring interest on the corresponding series of junior subordinated debt securities, on the date that is five years after commencement of the deferral period (whichever is later), and bearing interest at the annual rate of 6.320% for the series A capital securities, at the annual rate of 6.455% for the series B capital securities, the annual rate of 6.700% for the series C capital securities and the annual rate of 6.935% for the series D capital securities, in each case in the amount of any accrued and unpaid distributions on those capital securities as of the applicable stock purchase date.

•
if you hold Stripped DECS, we will apply the principal amount paid at maturity of your qualifying treasury securities pledged as collateral under the pledge agreement in respect of your obligations on the applicable stock purchase date to satisfy in full your obligation to us under your stock purchase contracts.

•
if you hold capital securities that are not a part of Normal DECS and you elected to participate in the remarketing, your capital securities will be returned to you, and you will have the right, at your option, to require the relevant trust to purchase all or a portion of those capital securities in exchange for the liquidation amount of $1,000 per capital security in cash, plus a junior subordinated note (which will be subordinate and rank junior in right of payment to all of our existing and future secured and senior debt), payable on September 15, 2013 or, if we are deferring interest on the corresponding series of junior subordinated debt securities, on the date that is five years after commencement of the deferral period (whichever is later) and bearing interest at the annual rate of 6.320% for the series A capital securities, at the annual rate of 6.455% for the series B capital securities, the annual rate of 6.700% for the series C capital securities and the annual rate of 6.935% for the series D capital securities, in each case in an amount equal to any distributions that are accrued and unpaid as of the applicable stock purchase date.

We will cause notice of any unsuccessful remarketings and of any final failed remarketings to be published in a press release and on Bloomberg Business News.

We will appoint a nationally recognized investment banking firm as remarketing agent and enter into a remarketing agreement with that firm at least 30 calendar days prior to the commencement of any applicable remarketing period. We will covenant in the stock purchase contract agreement to use our commercially reasonable efforts to effect remarketing of each series of capital securities as described in this document. If in the judgment of our counsel or counsel to the remarketing agent a registration statement is required to effect remarketing of a series of capital securities, we will use our commercially reasonable efforts to ensure that a registration statement covering the full liquidation amount of the capital securities to be remarketed will be effective in a form that will enable the remarketing agent to rely on it in connection with the remarketing process or we will effect such remarketing pursuant to Rule 144A under the Securities Act or any other available exemption from applicable registration requirements under the Securities Act.

For additional terms and conditions of the remarketing, see “Description of the Capital Securities — Remarketing.”

Early Settlement

Subject to the conditions described below, other than a blackout period for any series of capital securities, you may settle your stock purchase contracts in their entirety in cash by presenting and surrendering the certificate representing your related Upper DECS, if in certificated form, at the offices of the stock purchase contract agent with the form of “Election to Settle Early” on the reverse side of the certificate completed and executed as indicated. You may settle early only in integral multiples of 40 Upper DECS. The “Election to Settle Early” form must be accompanied by payment to us in immediately available funds of an amount equal to:

•	the then current stated amount times the number of stock purchase contracts being settled; plus

•
if the delivery is made with respect to any stock purchase contract during the period from the close of business on any record date next preceding any payment date to the opening of business on such payment date, an amount equal to the contract payments payable on the payment date with respect to the number of stock purchase contracts.

You may settle early only in integral multiples of 40 Upper DECS.

So long as the Upper DECS are evidenced by one or more global security certificates deposited with the depositary, procedures for early settlement will also be governed by standing arrangements between the depositary and the stock purchase contract agent. The early settlement right is also subject to the condition that, if required under the U.S. federal securities laws, we have a registration statement in effect under the Securities Act covering the shares of common stock and other securities, if any, deliverable upon settlement of a stock purchase contract. We have agreed that, if required under the U.S. federal securities laws, we will use commercially reasonable efforts to have a registration statement in effect covering those shares of common stock and other securities to be delivered in respect of the stock purchase contracts being settled.

Upon early settlement of the stock purchase contracts:

•
except as described below in “— Early Settlement upon Cash Merger,” you will receive a number of newly issued or treasury shares of our common stock per Upper DECS equal to the minimum settlement rate, subject to adjustment under the circumstances described under “— Anti-Dilution Adjustments,” accompanied by an appropriate prospectus, if required by law;

•	the capital securities, or the treasury securities, as the case may be, relating to the Upper DECS will be transferred to you free and clear of our security interest;

•	your right to receive future contract payments and any accrued and unpaid contract payments for the period since the most recent quarterly payment date will terminate; and

•	no adjustment will be made to or for you on account of any accrued and unpaid contract payments referred to in the previous bullet.

If the stock purchase contract agent receives a certificate evidencing the applicable Upper DECS, if in certificated form, accompanied by the completed “Election to Settle Early” and the required cash payment from you by 5:00 p.m., New York City time, on a business day and all conditions to early settlement have been satisfied, that day will be considered the settlement date.

If the stock purchase contract agent receives the above after 5:00 p.m., New York City time, on a business day or at any time on a day that is not a business day, the next business day will be considered the settlement date. Upon early settlement of your stock purchase contracts in the manner described above, presentation and surrender of the certificate evidencing the related Upper DECS, if in certificated form, and payment of any transfer or similar taxes payable by you in connection with the issuance of the related common stock to any person other than you, we will cause the shares of common stock being purchased to be issued, and the related shares of the series of capital securities, or the treasury securities, as the case may be, securing the stock purchase contracts to be released from the pledge under the pledge agreement described in “— Pledged Securities and the Pledge Agreement” and transferred, within three business days following the settlement date, to you or your designee.

Notice to Settle with Treasury Securities

If you hold Normal DECS, you may elect not to participate in a remarketing and to settle the applicable portion of the stock purchase contracts by delivering qualifying treasury securities with a principal amount of $1,000 per capital security of each series to be remarketed in increments of 40 Normal DECS, prior to the applicable remarketing period. To do so, you must notify the stock purchase contract agent by presenting and (if after the fourth stock purchase date) surrendering the certificate evidencing the applicable Normal DECS, if in certificated form, at the offices of the stock purchase contract agent with the form of “Notice to Settle by Separate Treasury Securities” on the reverse side of the certificate completed and executed as indicated by 5:00 p.m., New York City time, on the second business day immediately preceding the first day of the applicable remarketing period and delivering the required qualifying treasury securities to the collateral agent by 5:00 p.m., New York City time, on the business day immediately preceding the first day of the applicable remarketing period.

So long as the Upper DECS are evidenced by one or more global security certificates deposited with the depositary, procedures for settlement by separate treasury securities will also be governed by standing arrangements between the depositary and the stock purchase contract agent.

If you have given notice of your intention to settle all or a portion of your stock purchase contracts with separate treasury securities but fail to deliver the securities to the collateral agent on the business day immediately preceding the first day of the applicable remarketing period as described above, your capital securities of the applicable series will be included in the attempted remarketing of the applicable series of capital securities occurring during the applicable remarketing period.

If you have given notice and delivered the securities but a remarketing is unsuccessful, the collateral agent will promptly return the securities to you, and your capital securities of the applicable series will remain pledged to secure your obligations under the stock purchase contracts.

If a final failed remarketing is deemed to have occurred, we will exercise our rights as a secured party with respect to your capital securities of the applicable series that have been pledged to secure your obligation under the stock purchase contracts, and your obligation under the stock purchase contracts will be deemed to be satisfied in full.

Early Settlement upon Cash Merger

Prior to the fourth stock purchase date, if we are involved in a merger that is scheduled to close no later than five business days prior to a scheduled stock purchase date in which at least 10% of the consideration for our outstanding common stock consists of cash or cash equivalents, which we refer to as a “cash merger,” then following the cash merger, you will have the right to accelerate and settle your stock purchase contracts early at the settlement rate in effect immediately prior to the closing of the cash merger (calculated as described below), provided that at such time, if so required under the U.S. federal securities laws, there is in effect a registration statement covering common stock and other securities, if any, to be delivered in respect of the stock purchase contracts being settled. We refer to this right as the “merger early settlement right.”

We will provide notice of the completion of a cash merger within five business days thereof. The notice will specify an early settlement date, which shall be at least ten business days after the date of the notice but no later than 20 business days after the date of such notice and in no event later than five business days prior to the next scheduled stock purchase date, by which your merger early settlement right must be exercised. The notice will also set forth, among other things, the applicable settlement rate and the amount of the cash, securities and other consideration receivable by you upon settlement. To exercise the merger early settlement right, you must deliver to the stock purchase contract agent, three business days before the early settlement date, the certificate evidencing your Upper DECS, if they are held in certificated form, and payment of the applicable purchase price in immediately available funds.

So long as the Upper DECS are evidenced by one or more global security certificates deposited with the depositary, procedures for early settlement upon a cash merger will also be governed by standing arrangements between the depositary and the stock purchase contract agent.

If you exercise the merger early settlement right, we will deliver to you on the early settlement date the kind and amount of securities, cash or other property that you would have been entitled to receive if you had settled the stock purchase contract immediately before the cash merger in the full stated amount in effect at the time and at the settlement rate in effect at such time in addition to accrued and unpaid contract payments, if any. The settlement rate then in effect will be calculated based on the daily amounts, as described under “— Purchase of Common Stock” above, for the each of the trading days in the 20 consecutive trading-day period ending on the third trading day immediately preceding the closing of the cash merger. You will also receive the capital securities underlying your Normal DECS, or treasury securities underlying your Stripped DECS, as the case may be. If you do not elect to exercise your merger early settlement right, your Upper DECS will remain outstanding and subject to normal settlement on the settlement date. We have agreed that, if required under the U.S. federal securities laws, we will use commercially reasonable efforts to have in effect a registration statement covering the shares of our common stock and other securities, if any, to be delivered in respect of the stock purchase contracts being settled.

You may exercise the merger early settlement right only in integral multiples of 40 Upper DECS.

Contract Payments

We will pay contract payments:

•
from and including the issue date to but excluding the series A stock purchase date, at the annual rate of 4.680% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series A stock purchase date;

•
from and including the issue date to but excluding the series B stock purchase date, at the annual rate of 4.545% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series B stock purchase date;

•
from and including the issue date to but excluding the series C stock purchase date, at the annual rate of 4.300% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series C stock purchase date; and

•
from and including the issue date to but excluding the series D stock purchase date, at the annual rate of 4.065% on the $25 portion of the stated amount of a stock purchase contract corresponding to your obligation to purchase our common stock on the series D stock purchase date.

Contract payments payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Contract payments will accrue from the issue date of the Normal DECS and will be payable quarterly in arrears on March 15, June 15, September 15 or December 15 of each year, commencing on March 15, 2008 and ending on the fourth stock purchase date.

Contract payments will be payable to the holders of stock purchase contracts as they appear on the books and records of the stock purchase contract agent at the close of business on the relevant record dates, which will be the first day of the month in which the relevant payment date falls. These distributions will be paid through the stock purchase contract agent, who will hold amounts received in respect of the contract payments for the benefit of the holders of the Upper DECS.

If any date on which contract payments are to be made on the stock purchase contracts is not a business day, then payment of the contract payments payable on that date will be made on the next succeeding business day, and no interest or payment will be paid in respect of the delay. However, if that business day is in the next succeeding calendar year that payment will be made on the immediately preceding business day, in each case with the same force and effect as if made on that payment date. A business day means any day other than a Saturday, Sunday or any other day on which banking institutions and trust companies in New York City are permitted or required by any applicable law to close.

Our obligations with respect to contract payments will be subordinate and junior in right of payment to our obligations under any of our existing or future secured or senior indebtedness. The stock purchase contracts do not limit the incurrence by us of other indebtedness, including secured or senior indebtedness. No contract payments may be made if there shall have occurred and be continuing a default in any payment with respect to senior indebtedness or an event of default with respect to any senior indebtedness resulting in the acceleration of the maturity thereof, or if any judicial proceedings are pending with respect to any such default. Additionally, your right to receive accrued contract payments automatically will terminate upon the occurrence of particular events of Citigroup’s bankruptcy, insolvency or reorganization.

Option to Defer Contract Payments

We may, at our option, and will at the direction of the Federal Reserve Board, upon prior written notice to the holders of Upper DECS and the stock purchase contract agent, defer contract payments on the stock purchase contracts. We may elect to defer contract payments on more than one occasion, but in no event may we defer contract payments beyond September 15, 2012. Any such deferred contract payments will accrue additional amounts at an annual rate of 11.0%, compounded quarterly on each succeeding payment date, until paid, to the extent permitted by law. If the stock purchase contracts are terminated upon the occurrence of certain events of bankruptcy, insolvency or reorganization with respect to us, the right to receive deferred contract payments also will terminate.

If we elect or are directed by the Federal Reserve Board to defer the payment of contract payments on the stock purchase contracts, then we will pay the deferred contract payments in either shares of our common stock or unsecured junior subordinated notes, in our sole discretion.

If we pay deferred contract payments in shares of our common stock, the number of shares of our common stock that you will be entitled to receive will be equal to:

•	the aggregate amount of deferred contract payments payable to you, divided by

•	in the case of contract payments payable on or before the first stock purchase date, the greater of

•	the closing price of our common stock on the trading day immediately preceding the first stock purchase date) and

•	$10.61,

•	in the case of contract payments payable after the first stock purchase date and on or before the second stock purchase date, the greater of

•	the closing price of our common stock on the trading day immediately preceding the second stock purchase date) and

•	$10.61,

•	in the case of contract payments payable after the second stock purchase date and on or before the third stock purchase date, the greater of

•	the closing price of our common stock on the trading day immediately preceding the third stock purchase date) and

•	$10.61,

•	in the case of contract payments payable after the third stock purchase date, the greater of

•	the closing price of our common stock on the trading day immediately preceding the fourth stock purchase date) and

•	$10.61,

subject, in each case, to anti-dilution adjustments.

If we elect to pay deferred contract payments in unsecured junior subordinated notes, the junior subordinated notes you will receive will:

•	have a principal amount equal to the aggregate amount of deferred contract payments payable to you,

•
mature on September 15, 2013 or, if we are deferring interest on the corresponding series of junior subordinated debt securities, on the date that is five years after commencement of the deferral period (whichever is later),

•	bear interest at an annual rate equal to the then market rate of interest for similar instruments (not to exceed 10%), as determined by a nationally recognized investment banking firm selected by us,

•	be subordinate and rank junior in right of payment to all of our existing and future secured and senior debt on the same basis as the contract payments,

•	provide for optional deferral on the same basis as the junior subordinated debt securities, and

•	not be redeemable by us prior to their stated maturity.

We will not issue any fractional shares of our common stock with respect to the payment of deferred contract payments. In lieu of fractional shares that we would otherwise have to issue to you, you will receive an amount in cash equal to the applicable fraction of a share multiplied by the closing sale price of our common stock on the trading day immediately preceding the applicable stock purchase date.

If we elect or are directed by the Federal Reserve Board to defer contract payments, then until the deferred contract payments have been paid, we will not take any of the actions that we would be prohibited from taking during a deferral of interest payments on the junior subordinated debt securities as described under “Description of the Junior Subordinated Debt Securities — Restrictions on Certain Payments, Including on Deferral of Interest.”

Anti-Dilution Adjustments

Each fixed settlement rate will be adjusted, without duplication, if certain events occur:

(1)
the issuance of our common stock as a dividend or distribution to all holders of our common stock, or a subdivision or combination of our common stock, in which event each fixed settlement rate will be adjusted based on the following formula:

SR1 = SR0 x (OS1 ÷ OS0)

where,

SR0	=	the fixed settlement rate in effect at the close of business on the record date
SR1	=	the fixed settlement rate in effect immediately after the record date
OS0	=	the number of shares of our common stock outstanding at the close of business on the record date prior to giving effect to such event
OS1	=	the number of shares of our common stock that would be outstanding immediately after, and solely as a result of, such event

(2)
the issuance to all holders of our common stock of certain rights or warrants entitling them for a period expiring 60 days or less from the date of issuance of such rights or warrants to purchase shares of our common stock (or securities convertible into our common stock) at less than (or having a conversion price per share less than) the current market price of our common stock as of the record date, in which event each fixed settlement rate will be adjusted based on the following formula:

SR1 = SR0 x (OS0 + X) ÷ (OS0 + Y)

where,

SR0	=	the fixed settlement rate in effect at the close of business on the record date
SR1	=	the fixed settlement rate in effect immediately after the record date
OS0	=	the number of shares of our common stock outstanding at the close of business on the record date
X	=	the total number of shares of our common stock issuable pursuant to such rights (or upon conversion of such securities)
Y	=
the aggregate price payable to exercise such rights (or the conversion price for such securities paid upon conversion) divided by the average of the VWAP of our common stock over each of the ten consecutive trading days prior to the business day immediately preceding the announcement of the issuance of such rights

However, each fixed settlement rate will be readjusted to the extent that any such rights or warrants are not exercised prior to their expiration.

(3)
the dividend or other distribution to all holders of our common stock of shares of our capital stock (other than common stock) or evidences of our indebtedness or our assets (excluding any dividend, distribution or issuance covered by clauses (1) or (2) above or (4) or (5) below) in which event each fixed settlement rate will be adjusted based on the following formula:

SR1 = SR0 x SP0 ÷ (SP0 - FMV)

where,

SR0	=	the fixed settlement rate in effect at the close of business on the record date
SR1	=	the fixed settlement rate in effect immediately after the record date
SP0	=	the current market price as of the record date
FMV	=
the fair market value (as determined by our board of directors), on the record date, of the shares of capital stock, evidences of indebtedness or assets so distributed, expressed as an amount per share of our common stock

However, if the transaction that gives rise to an adjustment pursuant to this clause (3) is one pursuant to which the payment of a dividend or other distribution on our common stock consist of shares of capital stock of, or similar equity interests in, a subsidiary or other business unit of ours, (i.e., a spin-off) that are, or, when issued, will be, traded on a U.S. securities exchange or quoted on the Nasdaq Small Cap Market, then each fixed settlement rate will instead be adjusted based on the following formula:

SR1 = SR0 x (FMV0 + MP0) ÷ MP0

where,

SR0	=	the fixed settlement rate in effect at the close of business on the record date
SR1	=	the fixed settlement rate in effect immediately after the record date
FMV0	=
the average of the VWAP of the capital stock or similar equity interests distributed to holders of our common stock applicable to one share of our common stock over each of the 10 consecutive trading days commencing on and including the third trading day after the date on which “ex-distribution trading” commences for such dividend or distribution on the NYSE or such other national or regional exchange or market on which our common stock is then listed or quoted

MP0	=
the average of the VWAP of our common stock over each of the 10 consecutive trading days commencing on and including the third trading day after the date on which “ex-distribution trading” commences for such dividend or distribution on the NYSE or such other national or regional exchange or market on which our common stock is then listed or quoted

(4)
we make a distribution consisting exclusively of cash to all holders of our common stock, excluding (a) any cash dividend on our common stock to the extent that the aggregate cash dividend per share of our common stock does not exceed (i) $0.54 in any fiscal quarter in the case of a quarterly dividend or (ii) $2.16 in the prior twelve months in the case of an annual dividend (each such number, the “dividend threshold amount”), (b) any cash that is distributed as part of a distribution referred to in clause (3) above, and (c) any consideration payable in connection with a tender or exchange offer made by us or any of our subsidiaries referred to in clause (5) below, in which event, each fixed settlement rate will be adjusted based on the following formula:

SR1 = SR0 x SP0 ÷ (SP0 – C)

where,

SR0	=	the fixed settlement rate in effect at the close of business on the record date
SR1	=	the fixed settlement rate in effect immediately after the record date
SP0	=	the current market price as of the record date
C	=
the amount in cash per share we distribute to holders or pay in connection with a tender or exchange offer of our common stock less, in the event of a regular quarterly or annual dividend, the dividend threshold amount

The dividend threshold amount is subject to adjustment on an inversely proportional basis whenever the fixed settlement rates are adjusted, provided that no adjustment will be made to the dividend threshold amount for any adjustment made to the fixed settlement rates pursuant to this clause (4).

(5)
we or one or more of our subsidiaries make purchases of our common stock pursuant to a tender offer or exchange offer by us or one of our subsidiaries for our common stock to the extent that the cash and value of any other consideration included in the payment per share of our common stock validly tendered or exchanged exceeds the VWAP per share of our common stock on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “expiration date”), in which event each fixed settlement rate will be adjusted based on the following formula:

SR1 = SR0 x [(FMV + (SP1 x OS1)] ÷ (SP1 x OS0)

where,

SR0	=	the fixed settlement rate in effect at the close of business on the expiration date
SR1	=	the fixed settlement rate in effect immediately after the expiration date
FMV	=
the fair market value (as determined by our board of directors), on the expiration date, of the aggregate value of all cash and any other consideration paid or payable for shares validly tendered or exchanged and not withdrawn as of the expiration date (the “purchased shares”)

OS1	=	the number of shares of our common stock outstanding as of the last time tenders or exchanges may be made pursuant to such tender or exchange offer (the “expiration time”) less any purchased shares
OS0	=	the number of shares of our common stock outstanding at the expiration time, including any purchased shares
SP1	=	the average of the VWAP of our common stock over each of the ten consecutive trading days commencing with the trading day immediately after the expiration date.

In addition, in no event will we adjust the fixed settlement rate to the extent that the adjustment would reduce the conversion price below the par value per share of our common stock.

“Current market price” of our common stock on any day, means the average of the VWAP of our common stock over each of the 10 consecutive trading days ending on the earlier of the day in question and the day before the “ex-date” with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, “ex-date” means the first date on which the shares of our common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution.

“Record date” means, for purpose of this section, with respect to any dividend, distribution or other transaction or event in which the holders of our common stock have the right to receive any cash, securities or other property or in which our common stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of our common stock entitled to receive such cash, securities or other property (whether such date is fixed by our board of directors or by statute, contract or otherwise).

Except as stated above or as otherwise agreed, the fixed settlement rates will not be adjusted for the issuance of our common stock or any securities convertible into or exchangeable for our common stock or carrying the right to purchase any of the foregoing or for the repurchase of our common stock.

To the extent that we have a rights plan in effect upon settlement of a purchase contract, you will receive, in addition to our common stock, the rights under the rights plan, unless, prior to the settlement of a purchase contract, the rights have separated from the common stock, in which case each fixed settlement rate will be adjusted at the time of separation as if we made a distribution to all holders of our common stock as described in clause (4) above.

In the event of certain consolidations, mergers, sales or transfers of assets, share exchanges or other reorganization events, pursuant to which our common stock is converted into the right to receive other securities, cash or property, each holder of Normal DECS or Stripped DECS will receive on the purchase contract settlement date or any cash merger early settlement date, in lieu of each share of our common stock you would otherwise receive, the kind and amount of securities, cash or property receivable upon any such transaction by the holder of one share of common stock, multiplied by the applicable settlement rate. In the event holders of our common stock have the opportunity to elect the form of consideration to be received in such transaction, the type and amount of consideration that holders of the Normal DECS or Stripped DECS would have been entitled to receive will be deemed to be the weighted average of the types and amounts of consideration received by the holders of our common stock that affirmatively make an election. We will agree in the purchase contract and pledge agreement not to become a party to any such transaction unless its terms are consistent with the foregoing.

In the event of a taxable distribution to holders of shares of our common stock that results in an adjustment of each fixed settlement rate or an increase in each fixed settlement rate in our discretion, holders of Normal DECS and Stripped DECS may, in certain circumstances, be deemed to have received a distribution subject to U.S. federal income tax as a dividend. In addition, non-U.S. holders of Normal DECS and Stripped DECS may, in certain circumstances, be deemed to have received a distribution subject to U.S. federal withholding tax requirements.

In addition, we may make such increases in each fixed settlement rate as we deem advisable. We may only make such a discretionary adjustment if we make the same proportionate adjustment to each fixed settlement rate. No adjustment in the settlement rate will be required unless such adjustment would require an increase or decrease of at least one percent; provided, however, that any such minor adjustments that are not required to be made will be carried forward and taken into account in any subsequent adjustment, and provided further that any such adjustment of less than one percent that has not been made shall be made (x) upon the end of the issuer’s fiscal year and (y) upon the purchase contract settlement date or any early settlement date.

Adjustments to each fixed settlement rate will be calculated to the nearest 1/10,000th of a share.

Whenever the fixed settlement rates are adjusted, we must deliver to the purchase contract agent a certificate setting forth each fixed settlement rate, detailing the calculation of each fixed settlement rate and describing the facts upon which the adjustment is based. In addition, we must notify the holders of Normal DECS and Stripped DECS of the adjustment within ten business days of any event requiring such adjustment and describe in reasonable detail the method by which each fixed settlement rate was adjusted.

Each adjustment to the fixed settlement rates will result in a corresponding adjustment to the number of shares of our common stock issuable upon early settlement of a purchase contract.

If an adjustment is made to the fixed settlement rates, an adjustment also will be made to the reference price and the threshold appreciation price on an inversely proportional basis solely to determine which of the clauses of the definition of settlement rate will be applicable on the purchase contract settlement date or any cash merger early settlement date and to the prices used to determine the number of shares deliverable in respect of deferred contract payments as described under “— Option to Defer Contract Payments.”

Termination

The stock purchase contracts, as well as our rights and obligations and the rights and obligations of the holders of Upper DECS under the stock purchase contracts, including the right and obligation to purchase shares of our common stock and the right to receive accrued contract payments, will immediately and automatically terminate, without any further action, upon the termination of the stock purchase contracts as a result of our bankruptcy, insolvency or reorganization. In the event of a termination of the stock purchase contracts as a result of our bankruptcy, insolvency or reorganization, holders of the stock purchase contracts will not have a claim in bankruptcy under the stock purchase contracts with respect to our issuance of shares of our common stock or the right to receive contract payments.

Upon any termination, the collateral agent will release the capital securities or the treasury securities, as the case may be, held by it to the stock purchase contract agent for distribution to the holders. Upon any termination, however, the release and distribution may be subject to the automatic stay under Section 362 of the U.S. Bankruptcy Code, and claims arising out of the capital securities, like all other claims in bankruptcy proceedings, will be subject to the equitable jurisdiction and powers of the bankruptcy court. In the event that we become the subject of a case under the Bankruptcy Code, the delay may occur as a result of the automatic stay under the Bankruptcy Code and continue until the automatic stay has been lifted. We expect any such delay to be limited. The automatic stay will not be lifted until such time as the bankruptcy court agrees to lift it and return your pledged securities to you.

If your stock purchase contract is terminated as a result of our bankruptcy, insolvency or reorganization, you will have no right to receive any accrued contract payments.

Pledged Securities and the Pledge Agreement

Your ownership interest in each series of capital securities underlying Normal DECS and the treasury securities underlying Stripped DECS, which are also referred to as the “pledged securities,” will be pledged to the collateral agent for our benefit pursuant to a single pledge agreement to secure your obligations to purchase shares of our common stock under your stock purchase contracts. Your right to your pledged securities will be subject to our security interest created by the pledge agreement.

You will not be permitted to withdraw the pledged securities related to the Upper DECS from the pledge arrangement except:

•	to substitute qualifying treasury securities for capital securities as provided for under “Description of the Upper DECS — Creating Stripped DECS” or “— Notice to Settle with Treasury Securities”;

•	to substitute capital securities for qualifying treasury securities, as provided for under “Description of the Upper DECS — Recreating Normal DECS”; or

•	upon the termination or early settlement of your stock purchase contracts.

Subject to the security interest and the terms of the pledge agreement, each holder of Normal DECS will be entitled through the stock purchase contract agent and the collateral agent to all of the proportional rights of holders of each series of capital securities, including voting and redemption rights. Each holder of Stripped DECS will retain beneficial ownership of the treasury securities pledged in respect of the stock purchase contracts. We will have no interest in the pledged securities other than our security interest.

Except as described in “Certain Provisions of the Stock Purchase Contracts, the Stock Purchase Contract Agreement and the Pledge Agreement — General,” the collateral agent will, upon receipt, if any, of payments on the pledged capital securities, distribute the payments to the stock purchase contract agent, which will in turn distribute those payments, together with contract payments received from us, to the persons in whose names the related Normal DECS are registered at the close of business on the record date immediately preceding the date of payment.

CERTAIN PROVISIONS OF THE STOCK PURCHASE CONTRACTS, THE STOCK PURCHASE CONTRACT AGREEMENT AND THE PLEDGE AGREEMENT

This section summarizes some of the other provisions of the stock purchase contracts, the stock purchase contract agreement and the pledge agreement.

General

Payments on the Upper DECS will be made, stock purchase contracts (and documents relating to the Upper DECS and stock purchase contracts) will be settled, and transfers of the Upper DECS will be registrable, at the office of the stock purchase contract agent in the Borough of Manhattan, New York City. In addition, payment on the Upper DECS may be made, at our option, by check mailed to the address of the holder entitled to payment as shown on the security register or by a wire transfer to the account designated by the holder in a prior written notice.

Shares of our common stock will be delivered on the applicable stock purchase date (or earlier upon early settlement), or, if the stock purchase contracts have terminated, the related pledged securities will be delivered (potentially after a delay as a result of an automatic stay under the Bankruptcy Code, as described under “Description of the Stock Purchase Contracts — Termination”) at the office of the stock purchase contract agent upon presentation and (in the case of the fourth stock purchase date) surrender of the applicable certificate.

If you fail to present and surrender (in the case of the fourth stock purchase date) the certificate evidencing the Upper DECS to the stock purchase contract agent on or prior to the applicable stock purchase date, the shares of our common stock issuable upon settlement of the stock purchase contract will be registered in the name of the stock purchase contract agent. The shares, together with any distributions, will be held by the stock purchase contract agent, as agent for your benefit, until the certificate is presented and surrendered (in the case of the fourth stock purchase date) or you provide satisfactory evidence that the certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the stock purchase contract agent and us.

If the stock purchase contracts terminate prior to the applicable stock purchase date, the related pledged securities are transferred to the stock purchase contract agent for distribution to the holders, and you fail to present and surrender the certificate evidencing your Upper DECS to the stock purchase contract agent, the related pledged securities delivered to the stock purchase contract agent and payments on the pledged securities will be held by the stock purchase contract agent as agent for your benefit until the applicable certificate is presented and surrendered or you provide the evidence and indemnity described above.

The stock purchase contract agent will have no obligation to invest or to pay interest on any amounts held by the stock purchase contract agent pending payment to any holder.

No service charge will be made for any registration of transfer or exchange of the Upper DECS, except for any tax or other governmental charge that may be imposed in connection with a transfer or exchange.

Modification

The stock purchase contract agreement and the pledge agreement will contain provisions permitting us, the stock purchase contract agent or the collateral agent, as the case may be, to modify the stock purchase contract agreement or the pledge agreement without the consent of the holders for any of the following purposes:

•	to evidence the succession of another person to our obligations;

•	to add to the covenants for the benefit of holders or to surrender any of our rights or powers under those agreements;

•	to evidence and provide for the acceptance of appointment of a successor stock purchase contract agent or a successor collateral agent or securities intermediary;

•	to make provision with respect to the rights of holders pursuant to adjustments in the settlement rate due to consolidations, mergers or other reorganization events;

•	to cure any ambiguity, to correct or supplement any provisions that may be inconsistent; and

•	to make any other provisions with respect to such matters or questions, provided that such action shall not adversely affect the interest of the holders in any material respect.

The stock purchase contract agreement and the pledge agreement will contain provisions permitting us and the stock purchase contract agent, and in the case of the pledge agreement, the collateral agent, with the consent of the holders of not less than a majority of the stock purchase contracts at the time outstanding, to modify the terms of the stock purchase contracts, the stock purchase contract agreement or the pledge agreement. However, no such modification may, without the consent of the holder of each outstanding stock purchase contract affected by the modification:

•	change any payment date;

•
change the amount or type of pledged securities related to the stock purchase contract, impair the right of the holder of any pledged securities to receive distributions on the pledged securities or otherwise adversely affect the holder’s rights in or to the pledged securities;

•	change the place or currency of payment or reduce any contract payments;

•	impair the right to institute suit for the enforcement of the stock purchase contract or payment of any contract payments;

•
reduce the number of shares of our common stock to be purchased under the stock purchase contracts, increase the price to purchase shares of our common stock upon settlement of the stock purchase contracts, change the stock purchase date, the right to early settlement or the holder’s merger early settlement right or otherwise adversely affect the holder’s rights under the stock purchase contracts; or

•
reduce the above-stated percentage of outstanding stock purchase contracts the consent of the holders of which is required for the modification or amendment of the provisions of the stock purchase contracts, the stock purchase contract agreement or the pledge agreement.

If any amendment or proposal referred to above would adversely affect only the Normal DECS or only the Stripped DECS, then only the affected class of holders will be entitled to vote on the amendment or proposal, and the amendment or proposal will not be effective except with the consent of the holders of not less than a majority of the affected class or of all of the holders of the affected class, as applicable.

No Consent to Assumption

Each holder of Upper DECS, by acceptance of these securities, will under the terms of the stock purchase contract agreement and the Upper DECS, as applicable, be deemed expressly to have withheld any consent to the assumption (i.e., affirmance) of the stock purchase contracts by us or our trustee if we become the subject of a case under the Bankruptcy Code or other similar state or federal law provision for reorganization or liquidation.

Consolidation, Merger, Sale or Conveyance

We will covenant in the stock purchase contract agreement that we will not merge with and into, consolidate with or convert into any other entity or sell, assign, transfer, lease or convey all or substantially all of our properties and assets to any person or entity, unless:

•
the successor entity is a corporation organized and existing under the laws of the United States of America or a U.S. state or the District of Columbia and that entity expressly assumes our obligations under the stock purchase contracts, the stock purchase contract agreement, the pledge agreement, the trust agreements and the remarketing agreement; and

•
the successor entity is not, immediately after the merger, consolidation, conversion, sale, assignment, transfer, lease or conveyance, in default of its payment obligations under the stock purchase contracts, the stock purchase contract agreement, the pledge agreement, the trust agreements or the remarketing agreement or in material default in the performance of any other covenants under these agreements.

Title

We, the stock purchase contract agent and the collateral agent may treat the registered owner of any Upper DECS as the absolute owner of such Upper DECS for the purpose of making payment and settling the stock purchase contracts and for all other purposes.

Replacement of Upper DECS Certificates

In the event that physical certificates have been issued, any mutilated Upper DECS certificate will be replaced by us at the expense of the holder upon surrender of the certificate to the stock purchase contract agent. Upper DECS certificates that become destroyed, lost or stolen will be replaced by us at the expense of the holder upon delivery to us and the stock purchase contract agent of evidence of their destruction, loss or theft satisfactory to us and the stock purchase contract agent. In the case of a destroyed, lost or stolen Upper DECS certificate, an indemnity satisfactory to the stock purchase contract agent and us may be required at the expense of the holder of the Upper DECS evidenced by the certificate before a replacement will be issued.

Notwithstanding the foregoing, we will not be obligated to issue any Upper DECS certificates on or after the business day immediately preceding the fourth stock purchase date (or after early settlement) or after the stock purchase contracts have terminated. The stock purchase contract agreement will provide that, in lieu of the delivery of a replacement Upper DECS certificate following the fourth stock purchase date, the stock purchase contract agent, upon delivery of the evidence and indemnity described above, will deliver the shares of common stock issuable pursuant to the stock purchase contracts included in the Upper DECS evidenced by the certificate or, if the stock purchase contracts have terminated prior to the fourth stock purchase date, transfer the pledged securities included in the Upper DECS evidenced by the certificate.

Governing Law

The stock purchase contract agreement, the pledge agreement and the stock purchase contracts will be governed by, and construed in accordance with, the laws of the State of New York.

Information Concerning the Stock Purchase Contract Agent

● initially will be the stock purchase contract agent. The stock purchase contract agent will act as the agent for the holders of the Upper DECS from time to time. The stock purchase contract agreement will not obligate the stock purchase contract agent to exercise any discretionary actions in connection with a default under the terms of the Upper DECS or the stock purchase contract agreement.

The stock purchase contract agreement will contain provisions limiting the liability of the stock purchase contract agent. The stock purchase contract agreement will contain provisions under which the stock purchase contract agent may resign or be replaced. Any such resignation or replacement would be effective upon the acceptance of appointment by a successor.

Information Concerning the Collateral Agent

● initially will be the collateral agent and securities intermediary for each series of capital series. The collateral agent will act solely as our agent and will not assume any obligation or relationship of agency or trust for or with any of the holders of the Upper DECS except for the obligations owed by a pledgee of property to the owner of the property under the pledge agreement and applicable law.

The pledge agreement will contain provisions limiting the liability of the collateral agent. The pledge agreement will contain provisions under which the collateral agent may resign or be replaced. Any such or replacement would be effective upon the acceptance of appointment by a successor.

Miscellaneous

Should you elect to substitute the related pledged securities, create Stripped DECS or recreate Normal DECS, you shall be responsible for any fees or expenses payable in connection with that substitution, as well as any commissions, fees or other expenses incurred in acquiring the pledged securities to be substituted, and we shall not be responsible for any of those fees or expenses.

DESCRIPTION OF THE CAPITAL SECURITIES

This summary contains a description of all of the material terms of the capital securities but is not necessarily complete.

The series A capital securities, series B capital securities and the series C capital securities each will be issued pursuant to an Amended and Restated Declaration of Trust, which we collectively refer to as the “trust agreements.” The series A capital securities will represent remarketable preferred securities of Citigroup Capital XXIX, which we refer to as the “series A trust.” The series B capital securities will represent remarketable preferred securities of Citigroup Capital XXX, which we refer to as the “series B trust.” The series C capital securities will represent remarketable preferred securities of Citigroup Capital XXXI, which we refer to as the “series C trust.” The series D capital securities will represent remarketable preferred securities of Citigroup Capital XXXII, which we refer to as the “series D trust” and, together with the series A trust, the series B trust and the series C trust, as the “trusts.” The capital securities will have a liquidation amount of $1,000 per capital security and will be mandatorily redeemable for their liquidation amount upon the maturity of the related series of junior subordinated debt securities (initially March 15, 2041, in the case of the series A junior subordinated debt securities, September 15, 2041, in the case of the series B junior subordinated debt securities, March 15, 2042, in the case of the series C junior subordinated debt securities and September 15, 2042, in the case of the series D junior subordinated debt securities, in each case, subject to change as described below under “Description of the Junior Subordinated Debt Securities— Interest Rate and Maturity”). Each trust agreement will be qualified as an indenture under the Trust Indenture Act. The property trustee for each trust agreement, ●, will act as indenture trustee for each series of capital securities under the relevant trust agreement for purposes of compliance with the provisions of the Trust Indenture Act. The terms of each series of capital securities will include those stated in the relevant trust agreement, including any amendments thereto, those made part of the relevant trust agreement by the Trust Indenture Act and the Delaware Statutory Trust Act and those that are stated in such capital securities.

Each trust agreement authorizes the relevant administrative trustees to issue, on behalf of such trust, the trust securities, consisting of the relevant series of capital securities and the common securities of such trust. These trust securities represent undivided beneficial ownership interests in the assets of such trust. We will own, directly or indirectly, all of the common securities of each trust. None of the trust agreements permits the trust to issue any securities other than the common securities and corresponding series of capital securities or to incur any indebtedness. Each trust’s common securities will rank equal in right of payment, and payments upon redemption, liquidation or otherwise will be made on a proportionate basis with, the corresponding series of capital securities. During the continuance of an event of default under the junior indenture for the corresponding series of junior subordinated debt securities, the rights of the holders of such common securities to receive periodic distributions and payments upon liquidation, redemption and otherwise will be subordinated to the rights of the holders of the corresponding series of capital securities.

Under each trust agreement, the relevant property trustee will own the series A junior subordinated debt securities, the series B junior subordinated debt securities, the series C junior subordinated debt securities or the series D junior subordinated debt securities, as applicable, purchased by such trust for the benefit of the holders of the series A capital securities, series B capital securities, series C capital securities and series D capital securities, respectively. With respect to each trust, the payment of distributions out of money held by such trust, and payments upon redemption of the corresponding series of capital securities or liquidation of such trust, are guaranteed by us to the extent described under “Description of the Guarantees.” Such guarantees, when taken together with our obligations under the applicable series of junior subordinated debt securities, the applicable junior indentures and our obligations under the applicable trust agreement, including our obligations to pay costs, expenses, debts and liabilities of the applicable trust, other than with respect to the common securities and the capital securities of the applicable trust, have the effect of providing a full and unconditional guarantee of all amounts due on such capital securities. ●, as the guarantee trustee under each guarantee, will hold such guarantee for the benefit of the holders of the applicable series of capital securities. None of the guarantees covers payment of distributions when the applicable trust does not have sufficient available funds to pay those distributions. In that case, except in the limited circumstances in which each holder of the capital securities of the applicable series may take direct action, the remedy of a holder of such capital securities is to vote to direct the relevant property trustee to enforce such property trustee’s rights under the corresponding series of junior subordinated debt securities.

Distributions

Distributions on each series of capital securities will be cumulative and will be fixed initially at:

•	an annual rate of 6.320% on the liquidation amount of $1,000 per capital security of the series A capital securities,

•	an annual rate of 6.455% on the liquidation amount of $1,000 per capital security of the series B capital securities,

•	an annual rate of 6.700% on the liquidation amount of $1,000 per capital security of the series C capital securities,

•	an annual rate of 6.935% on the liquidation amount of $1,000 per capital security of the series D capital securities,

We will have the right to defer distributions on each series of capital securities. The rate on each series of capital securities will be reset in connection with a successful remarketing of that series as described below under “— Remarketing.” Distributions on each series will accrue from the issue date of the Normal DECS and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, subject to the deferral provisions described below, commencing March 15, 2008, when, as and if funds are available for distributions. From and after the first stock purchase date for the series A capital securities, the second stock purchase date for the series B capital securities, the third stock purchase date for the series C capital securities and the fourth stock purchase date for the series D capital securities, distributions, if any, on such series will be payable semi-annually on March 15 or September 15 of each year or June 15 or December 15 of each year, as applicable, with the first such semi-annual payment, if any, occurring on the payment date that is not more than six months after the applicable stock purchase date. Distributions will be made by the relevant trust, except as otherwise provided below.

We have the right to defer the payment of interest on any series of junior subordinated debt securities at any time and from time to time. As a consequence, the relevant trust will defer distributions on the corresponding series of capital securities during the deferral period. Deferred distributions to which you are entitled will accrue interest, compounded quarterly prior to the applicable stock purchase date and semi-annually thereafter, from the relevant payment date for distributions during any deferral period, at the rate borne by such capital securities at such time, to the extent permitted by applicable law. We may not defer interest payments on a series of junior subordinated debt securities that we are otherwise obligated to pay in cash for any period of time that exceeds five years with respect to any deferral period or that extends beyond the maturity date of such junior subordinated debt securities.

Each trust must make distributions on the applicable series of capital securities on the payment dates, to the extent that it has funds available in the property account therefor. Each trust’s funds available for distribution to you as a holder of such capital securities will be limited to payments received from us on the corresponding series of junior subordinated debt securities. With respect to each trust, we will guarantee the payment of distributions on the applicable series of capital securities out of funds held by such trust to the extent of available trust funds, as described under “Description of the Guarantees.”

Distributions on the capital securities will be payable to holders, including the collateral agent, as they appear on the books and records of the relevant trust on the relevant record dates. For each series of capital securities, the relevant administrative trustee will have the right to select relevant record dates, which will be more than one business day but less than 60 business days prior to the relevant payment dates.

If any date on which distributions on the capital securities are to be made is not a business day, distributions payable on that date will be made on the next succeeding business day without any interest or other payment in respect of any delay, but if that business day is in the next succeeding calendar year the distribution shall be made on the immediately preceding business day, in each case with the same force and effect as if made on that payment date.

Mandatory Redemption of Capital Securities and Maturity of Junior Subordinated Debt Securities

The capital securities of each series have no stated maturity but must be redeemed upon the maturity of the corresponding series of junior subordinated debt securities or their earlier redemption. The series A junior subordinated debt securities will mature on March 15, 2041, the series B junior subordinated debt securities will mature on September 15, 2041, the series C junior subordinated debt securities will mature on March 15, 2042 and the series D junior subordinated debt securities will mature on September 15, 2042, or, in each case, on such earlier date as we may elect as described below under “Description of the Junior Subordinated Debt Securities— Interest Rate and Maturity“ or in connection with a final failed remarketing, as described under “Description of the Stock Purchase Contracts— Remarketing” (the “mandatory redemption date”); provided, however, that if we are deferring interest on a series of junior subordinated debt securities at the time we make such election, any new stated maturity date and mandatory redemption date may not be earlier than five years after commencement of the deferral period. The redemption price per capital security will equal the total liquidation amount per capital security plus accumulated and unpaid distributions, if any, to but excluding the redemption date.

Special Event Redemption

“Tax event” means that the administrative trustees of any trust will have received an opinion of a nationally recognized independent tax counsel experienced in such matters which states that, as a result of any:

•
amendment to, or change (including any announced prospective change) in, the laws or associated regulations of the United States or any political subdivision or taxing authority of the United States; or

•
amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, including the enactment of any legislation and the publication of any judicial decision, regulatory determination or administrative pronouncement on or after the date we agree to issue the Upper DECS;

there is more than an insubstantial risk that:

•	the relevant trust would be subject to United States federal income tax relating to interest accrued or received on the junior subordinated debt securities held by such trust;

•
interest payable to the relevant trust on the junior subordinated debt securities held by such trust would not be deductible, in whole or in part, by Citigroup Inc. for United States federal income tax purposes; or

•	the relevant trust would be subject to more than a minimal amount of other taxes, duties or other governmental charges.

“Investment company event” means that the administrative trustees of any trust will have received an opinion of a nationally recognized independent counsel experienced in such matters which states that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the relevant trust is or will be considered an “investment company” which is required to be registered under the Investment Company Act of 1940 (the “1940 Act”).

“Regulatory capital event” means that if Citigroup determines, based on an opinion of counsel experienced in such matters, who may be an employee of Citigroup or any of its affiliates, that, as a result of

•	any amendment to, clarification of or change (including any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto or

•	any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations,

there is more than an insubstantial risk that, at any time prior to the applicable remarketing settlement date, the Upper DECS, or a portion thereof, will no longer constitute Tier 1 capital of Citigroup or any bank holding company of which Citigroup is a subsidiary for purposes of the capital adequacy guidelines or policies of the Federal Reserve; provided, however, that the distribution of the junior subordinated debt securities in connection with the liquidation of a trust shall not in and of itself constitute a regulatory capital event unless such liquidation shall have occurred in connection with a tax event or an investment company event.

This document refers to a tax event, an investment company event or a regulatory capital event as a “special event.” Provided that Citigroup obtains any required regulatory approval, if a special event occurs and continues with respect to any trust, Citigroup may, upon not less than 30 nor more than 60 days’ notice, redeem the junior subordinated debt securities, in whole or in part, for cash within 90 days following the occurrence of such Special Event. Following such redemption, trust securities with an aggregate liquidation amount equal to the aggregate principal amount of the junior subordinated debt securities so redeemed shall be redeemed by the relevant trust at the redemption price on a ratable basis. If, however, at the time there is available to Citigroup or the relevant trust the opportunity to eliminate, within such 90-day period, the special event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the relevant trust, Citigroup or the holders of the Upper DECS and the capital securities, then Citigroup or the relevant trust will pursue such measure instead of redemption. The redemption price per $1,000 liquidation amount of capital securities shall be (i) in the case of a redemption prior to the earlier of the remarketing settlement date of a successful remarketing and the applicable stock purchase date, an amount equal to the amount necessary to purchase (x) $1,000 principal amount of the outstanding zero coupon treasury security that has the latest maturity date occurring prior to the applicable stock purchase date and (y) a fractional interest in a portfolio of zero coupon treasury securities (1.5800% in the case of a redemption of the series A capital securities, 1.61375% in the case of the series B capital securities, 1.67500% in the case of the series C capital securities and 1.73375% in the case of the series D capital securities) maturing on or prior to each distribution date occurring after the redemption date and on or prior to the applicable stock purchase date and (ii) in the case of a redemption after the earlier of the remarketing settlement date of a successful remarketing and the applicable stock purchase date, $1,000, in each case plus accrued and unpaid distributions through the redemption date. In the case of a redemption prior to the applicable stock purchase date, in the case of capital securities held as part of Normal DECS, such amount shall be applied by the stock purchase contract agent to purchase the relevant zero coupon treasury securities. The $1,000 principal amount of the zero coupon treasury securities will be substituted for the capital securities under the pledge to secure your obligation to purchase our common stock on the applicable stock purchase date, and the stock purchase contract agent will hold the additional portfolio of zero coupon treasury securities and pay, on each distribution date with respect to the Normal DECS, an amount that equals the distribution that would have been made on the relevant capital securities forming a part of such Normal DECS had they not been redeemed. Holders of separate capital securities will receive the redemption price in cash on the redemption date.

Remarketing

The remarketing agent will attempt to remarket your capital securities of each series underlying Normal DECS in remarketings, unless you elect not to participate in such remarketings. If you hold the capital securities separately and not as part of Upper DECS, you may elect to participate in a remarketing as described below under “— Optional Remarketing of the Capital Securities Not Included in Normal DECS.”

The “remarketing period” for any series of capital securities will be the ten business day period beginning 12 business days before the applicable remarketing settlement date for that series of capital securities. If the remarketing is successful, settlement will occur on the applicable remarketing settlement date for that series of capital securities.

The remarketing agent will use its commercially reasonable efforts to obtain the remarketing value for the capital securities to be remarketed described under “Description of the Stock Purchase Contracts— Remarketing.” To obtain the remarketing value, the remarketing agent may reset the rate on the capital securities as described below. If the remarketing is successful, the reset rate will apply to all outstanding capital securities of the series, whether or not you participated in the remarketing, and will become effective on the applicable remarketing settlement date. The interest rate on the series of junior subordinated debt securities underlying such series of capital securities automatically will be reset to equal the distribution rate on such capital securities as of and when the distribution rate on such capital securities is reset. Following a successful remarketing of a series of capital securities, distributions will be made semi-annually at the reset rate. The reset rate on a series of capital securities will be the rate such that the proceeds from the remarketing of such series of capital securities, net of any remarketing fee, will be at least the remarketing value; provided, however, that in connection with the first four remarketings of any series of capital securities, the reset rate may not exceed the reset cap. For this purpose, the “reset cap” is the prevailing market yield per annum, as determined by the remarketing agent, of the benchmark U.S. treasury security having a remaining maturity that most closely corresponds to the period until the maturity date of the applicable junior subordinated debt securities or, if earlier, the earliest date on which we have the option to redeem such junior subordinated debt securities, plus 350 basis points.

If there is a fifth and final potential remarketing of a series of capital securities, the reset rate will not be subject to the reset cap.

The stock purchase contract agent will give holders of Upper DECS, and each property trustee will give holders of separate capital securities of the relevant series, notice of remarketing at least 21 business days prior to the first day of any remarketing period. Such notice will set forth:

(1) the distribution dates and record dates for distributions on the capital securities of the series to be remarketed that will apply after the applicable remarketing settlement date;

(2) the stated maturity of the series of junior subordinated debt securities underlying the capital securities of the series to be remarketed and, if applicable, the date on and after which the relevant trust will have the right to redeem such capital securities and the redemption price or the manner in which it will be determined;

(3) whether or not the series of junior subordinated debt securities underlying the capital securities of the series to be remarketed, and our guarantee of such capital securities, are subordinated to our senior debt;

(4) the procedures you must follow if you hold the capital securities of the series to be remarketed as a component of Upper DECS to elect not to participate in the remarketing and the date by which such election must be made as described under “Description of the Stock Purchase Contracts— Notice to Settle with Treasury Securities”;

(5) the procedures you must follow if you hold the capital securities of the series to be remarketed separately to elect to participate in the remarketing as described below under “— Optional Remarketing of the Capital Securities not Included in Normal DECS”; and

(6) only in the case of the fifth and final remarketing of a series of capital securities, the procedures you must follow in the event of a final failed remarketing if you hold the capital securities of the series to be remarketed separately to exercise your right to require the trust to purchase such capital securities.

The remarketing agent will deduct its fee from the proceeds of the remarketing (which, net of any such fee, must be at least 100% of the remarketing value) and apply the remaining proceeds to purchase the interest-bearing Citibank, N.A. deposit.

If the remarketing agent cannot remarket a series of capital securities such that the proceeds, net of any remarketing fee, are at least 100% of the remarketing value, then:

•	the distribution rate on that series of capital securities will not be reset;

•
that series of capital securities will continue to bear quarterly distributions at an initial annual rate of 6.320% for the series A capital securities, an initial annual rate of 6.455% for the series B capital securities, an initial annual rate of 6.700% for the series C capital securities and an initial annual rate of 6.935% for the series D capital securities; and

•	the remarketing agent will attempt to establish a reset rate meeting the requirements described above and remarket that series of capital securities on the next applicable remarketing settlement date.

On any day other than the last day of a remarketing period, we will have the right, in our absolute discretion and without prior notice to the holders of the Upper DECS, to postpone the remarketing until the following business day. Any remarketing will be subject to the conditions and procedures described above, and will settle (if successful) on the applicable remarketing settlement date.

If the remarketing agent is unable to remarket a series of capital securities for settlement on or before the settlement date for the fifth and final remarketing of a series of capital securities, a “final failed remarketing” will be deemed to have occurred with respect to such series. In the event of a final failed remarketing:

•
the distribution rate on that series of capital securities will not be reset. In the event of a final failed remarketing of a series of capital securities, we may shorten the stated maturity of the series of junior subordinated debt securities corresponding to that series of capital securities and, accordingly, the mandatory redemption date of that series of capital securities.

•
if you hold those capital securities as a component of Normal DECS, we will exercise our rights as a secured party and, subject to applicable law, retain those capital securities pledged as collateral under the pledge agreement or sell them in one or more private sales and apply the liquidation amount or proceeds from the sale of the capital securities against your obligations under the stock purchase contracts. In either case, your obligations under the stock purchase contracts would be satisfied in full. We will issue a junior subordinated note to the stock purchase contract agent for delivery to you, payable on September 15, 2013 or, if we are deferring interest on the corresponding series of junior subordinated debt securities, on the date that is five years after commencement of the deferral period (whichever is later), and bearing interest at the annual rate of 6.320% for the series A capital securities, the annual rate of 6.455% for the series B capital securities, the annual rate of 6.700% for the series C capital securities and the annual rate of 6.935% for the series D capital securities, in each case in an amount equal to any accrued and unpaid distributions (and accrued and unpaid interest thereon) on those capital securities as of the applicable stock purchase date.

•
if you hold Stripped DECS, we will apply the principal amount at maturity of your treasury securities pledged as collateral under the pledge agreement and apply them against your obligation to us under the stock purchase contract on the applicable stock purchase date. In either case, your obligations under the stock purchase contracts with respect to the applicable stock purchase date would be satisfied in full.

•
if you hold capital securities that are not a part of Normal DECS and you elected to participate in the remarketing, your capital securities will be returned to you, and you will have the right, at your option, to require the trust to purchase all or a portion of those capital securities in exchange for the liquidation amount of $1,000 per capital security in cash, plus a junior subordinated note, payable on September 15, 2013 or, if we are deferring interest on the corresponding series of junior subordinated debt securities, on the date that is five years after commencement of the deferral period (whichever is later) and bearing interest at the annual rate of 6.320% for the series A capital securities, the annual rate of 6.455% for the series B capital securities, the annual rate of 6.700% for the series C capital securities and the annual rate of 6.935% for the series D capital securities, in each case in an amount equal to any distributions that are accrued and unpaid (and accrued and unpaid interest thereon) as of the applicable stock purchase date.

We will cause a notice of any unsuccessful remarketings and of any failed remarketings to be published in a press release and on Bloomberg Business News.

We will appoint a nationally recognized investment banking firm as remarketing agent and enter into a remarketing agreement with such firm at least 30 calendar days prior to the commencement of any remarketing period. We will covenant in the stock purchase contract agreement to use our commercially reasonable efforts to effect the remarketing of each series of capital securities as described in this document. If in the judgment of our counsel or counsel to the remarketing agent a registration statement is required to effect the remarketing of a series of capital securities, we will use our commercially reasonable efforts to ensure that a registration statement covering the full liquidation amount of the capital securities to be remarketed will be effective in a form that will enable the remarketing agent to rely on it in connection with the remarketing process or we will effect such remarketing pursuant to Rule 144A under the Securities Act or any other available exemption from applicable registration requirements of the Securities Act.

Optional Remarketing of the Capital Securities Not Included in Normal DECS

Under the remarketing agreement, on or prior to the business day immediately preceding the first day of any remarketing period, holders of the capital securities of the series being remarketed that are not held as part of Normal DECS may elect to have those capital securities included in such remarketing and remarketed in the same manner and at the same price as the capital securities of that series that are held as part of Normal DECS by delivering those capital securities along with a notice to the collateral agent. The collateral agent will hold those capital securities in an account separate from the collateral account in which the securities pledged to secure the holders’ obligations under the stock purchase contracts will be held. Holders of the capital securities electing to have those capital securities remarketed will also have the right to withdraw that election on or prior to the business day immediately preceding the first day of any remarketing period.

If the remarketing is successful, after deducting any applicable remarketing fee, the remarketing agent will remit to the collateral agent the remaining portion of the proceeds for payment to such participating holders.

If the remarketing agent cannot remarket that series of capital securities during that remarketing period, the remarketing agent will promptly return those capital securities to the collateral agent for release to the holders.

Redemption at Our Option

We may elect at any time but on one occasion only with respect to each series of junior subordinated debt securities, in our sole discretion, that such series of junior subordinated debt securities, and therefore the corresponding capital securities, will be redeemable at our option, in whole or in part, on or after a specified date not earlier than the later of (i) March 15, 2013 for the series A preferred securities, September 15, 2013 for the series B capital securities, March 15, 2014 for the series C capital securities or September 15, 2014 for the series D capital securities or (ii) five years after commencement of any deferral period then in effect. We may redeem some or all of the junior subordinated debt securities of one series without redeeming any of the junior subordinated debt securities of the other series. The redemption price of each junior subordinated debt security will be the principal amount, plus accrued and unpaid interest, if any, to but excluding the redemption date plus, if we have agreed, at the time of such election, to pay additional amounts upon redemption, an amount equal to such additional amounts. We will give not less than 30 days’ nor more than 60 days’ notice of redemption by mail to holders of the junior subordinated debt securities.

We may not redeem a series of junior subordinated debt securities in part if the principal amount has been accelerated and such acceleration has not been rescinded or unless all accrued and unpaid interest has been paid in full on all outstanding junior subordinated debt securities of that series for all interest periods terminating on or prior to the redemption date.

In the event of a final failed remarketing, the capital securities provide that we may apply the liquidation amount of the capital securities pledged to us against your obligations under the stock purchase contracts. This remedy has the effect similar to an automatic redemption of the capital securities, but we do not have to give you prior notice or follow any of the other redemption procedures.

Redemption Procedures

You will receive at least 30 days’, but not more than 60 days’, written notice before any redemption of the capital securities.

If (1) any trust gives an irrevocable notice of redemption of the relevant series of capital securities, and (2) we have paid to the relevant property trustee a sufficient amount of cash in connection with the related redemption or maturity of the corresponding series of junior subordinated debt securities, then, on the redemption date, such property trustee will pay the redemption amount in immediately available funds to the holders of such capital securities. Distributions to be paid on or before the redemption date for any capital securities called for redemption will be payable to the holders on the record dates for the related dates of distribution.

Once notice of redemption is given and funds are irrevocably deposited, distributions on the capital securities of that series to be redeemed will cease to accumulate immediately prior to the close of business on the redemption date and all rights of the holders of such capital securities called for redemption will cease, except for the right to receive the redemption amount (but without interest on such redemption amount).

If any redemption date is not a business day, then the redemption amount will be payable on the next business day (and without any interest or other payment in respect of any such delay). However, if payment on the next business day causes payment of the redemption amount to be in the next calendar year, then payment will be on the immediately preceding business day, in each case with the same force and effect as if made on that payment date.

If payment of the redemption amount for any junior subordinated debt securities of a series called for redemption is improperly withheld or refused and not paid either by the relevant trust or by us under the applicable guarantee, then interest on such junior subordinated debt securities will continue to accrue and distributions on the corresponding series of capital securities will continue to accumulate at the applicable rate then borne by such capital securities from the original redemption date scheduled to the actual date of payment. In this case, the actual payment date will be considered the redemption date for purposes of calculating the redemption amount.

If less than all of the junior subordinated debt securities of a series, and therefore, less than all of the capital securities of the corresponding series, are redeemed, such capital securities will be redeemed pro rata. For federal income tax purposes, unless otherwise prevented, we and the trusts intend to treat such partial redemption, and in purchasing the Normal DECS or the capital securities, the holders agree to treat such partial redemption, as an in kind distribution of the junior subordinated debt securities to the holders of the capital securities in redemption of the capital securities chosen to be redeemed by the applicable trustee immediately followed by a cash redemption by us of the junior subordinated debt securities held by such holders.

Enforcement of Certain Rights by Holders of Capital Securities

If an event of default occurs, and is continuing, under the declaration of any of the trusts, the holders of the capital securities would typically rely on the property trustee to enforce its rights as a holder of the related junior subordinated debt securities against us. Additionally, those who together hold a majority of the liquidation amount of the capital securities will have the right to:

•	direct the time, method and place of conducting any proceeding for any remedy available to the property trustee; or

•
direct the exercise of any trust or power that the property trustee holds under the declaration of trust, including the right to direct the property trustee to exercise the remedies available to it as a holder of our junior subordinated debt securities.

If the property trustee fails to enforce its rights under the applicable series of junior subordinated debt securities, to the fullest extent permitted by law, a holder of capital securities of such trust may institute a legal proceeding directly against us to enforce the property trustee’s rights under the applicable series of junior subordinated debt securities without first instituting any legal proceeding against the property trustee or any other person or entity.

Notwithstanding the foregoing, if an event of default occurs and the event is attributable to our failure to pay interest or principal on the junior subordinated debt securities when due, including any payment on redemption, and this debt payment failure is continuing, a holder of capital securities may directly institute a proceeding for the enforcement of this payment. Such a proceeding will be limited, however, to enforcing the payment of this principal or interest only up to the value of the aggregate liquidation amount of the holder’s capital securities as determined after the due date specified in the applicable series of junior subordinated debt securities.

DESCRIPTION OF THE JUNIOR SUBORDINATED DEBT SECURITIES

This summary contains a description of the material terms of each series of junior subordinated debt securities, in which the relevant trust will invest the proceeds from the issuance and sale of corresponding series of capital securities, but is not necessarily complete.

Each series of junior subordinated debt securities will be issued pursuant to the indenture, dated as of ●, between us and ● (the “subordinated debt trustee”), as indenture trustee, and a related supplemental indenture for such series, to be dated the issue date of such series, between us and the subordinated debt trustee. We refer to the indenture, as supplemented for each series, as a “junior indenture” and to the subordinated debt trustee under each junior indenture or its successor, as indenture trustee, as the “trustee.” Each junior indenture is qualified as an indenture under the Trust Indenture Act. The subordinated debt trustee will act as the indenture trustee under each junior indenture for the purposes of compliance with the provisions of the Trust Indenture Act. The terms of the junior indenture will be those provided in the junior indenture and those made part of the junior indenture by the Trust Indenture Act.

The statements and descriptions in this document regarding provisions of the junior indentures and junior debt securities are summaries thereof, do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the junior indentures and the junior debt securities, including the definitions therein of certain terms.

General

Each series of junior subordinated debt securities will be unsecured and will rank equal in right of payment with the other series and with all of our other junior subordinated debt securities, other than those underlying our Enhanced Trust Preferred Securities, and, together with such other series and such other junior subordinated debt securities, will be subordinated and junior in right of payment to all of our existing and future secured and senior debt. Each series of junior subordinated debt securities will be limited in aggregate principal amount to $1,875 million.

We will not be able to redeem the junior subordinated debt securities except as described above under “Description of the Capital Securities — Redemption at Our Option.”

We will have the right at any time to dissolve any or all trusts and cause the relevant series of junior subordinated debt securities to be distributed to the holders of the corresponding series of capital securities. Upon dissolution of a trust, we may specify that the relevant series of junior subordinated debt securities will no longer be subordinate to our senior debt. If junior subordinated debt securities of a series are distributed to holders of the corresponding series of capital securities in liquidation of the holders’ interests in the relevant trust, those junior subordinated debt securities initially will be represented by one or more global security certificates. Unless such trust is dissolved and such junior subordinated debt securities are distributed to holders of such capital securities, the relevant property trustee will continue to hold legal title to such junior subordinated debt securities for the benefit of the holders of such capital securities.

Each series of junior subordinated debt securities will have terms substantially similar to the terms of the corresponding series of capital securities, except that the junior subordinated debt securities will not be remarketed at any time (unless the junior subordinated debt securities are distributed directly to holders of the capital securities). Instead, upon a remarketing, as described under “Description of the Stock Purchase Contracts — Remarketing,” the coupon on the related junior subordinated debt securities will be correspondingly reset to match the corresponding distribution rate on the series of capital securities that have been remarketed.

Interest Rate and Maturity

The interest payment provisions for each series of junior subordinated debt securities correspond to the distribution provisions of the corresponding series of capital securities described under “Description of the Capital Securities — Distributions.”

The series A junior subordinated debt securities will mature on March 15, 2041, the series B junior subordinated debt securities will mature September 15, 2041, the series C junior subordinated debt securities will mature March 15, 2042 and the series D junior subordinated debt securities will mature September 15, 2042. However, we may elect at any time but on one occasion only with respect to each series of junior subordinated debt securities, in our sole discretion, to change the stated maturity of such series of junior subordinated debt securities to any date:

•	not earlier than March 15, 2013 and not later than March 15, 2041 for the series A junior subordinated debt securities,

•	not earlier than September 15, 2013 and not later than September 15, 2041 for the series B junior subordinated debt securities,

•	not earlier than March 15, 2014 and not later than March 15, 2042 for the series C junior subordinated debt securities, and

•	not earlier than September 15, 2014 and not later than September 15, 2042 for the series D junior subordinated debt securities;

and to specify a date:

•	not earlier than March 15, 2013 for the series A junior subordinated debt securities,

•	not earlier than September 15, 2013 for the series B junior subordinated debt securities,

•	not earlier than March 15, 2014 for the series C junior subordinated debt securities or

•	not earlier than September 15, 2014 for the series D junior subordinated debt securities,

on and after which such series of junior subordinated debt securities will be redeemable at our option; provided, however, that if we are deferring interest on such series of junior subordinated debt securities at the time of such remarketing, we may not elect a maturity date or specify an optional redemption date that is earlier than five years after commencement of the deferral period.

The series A junior subordinated debt securities will initially bear interest at the rate of 6.320% per year, the series B junior subordinated debt securities will initially bear interest at the rate of 6.455% per year, the series C junior subordinated debt securities will initially bear interest at the rate of 6.700% per year and the series D junior subordinated debt securities will initially bear interest at the rate of 6.935% per year, in each case, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing March 15, 2008, and ending on the first remarketing settlement date, in the case of the series A junior subordinated debt securities, the second remarketing settlement date, in the case of the series B junior subordinated debt securities, the third remarketing settlement date, in the case of the series C junior subordinated debt securities and the fourth remarketing settlement date, in the case of the series D junior subordinated debt securities, subject to the deferral provisions described below. From and after the applicable remarketing settlement date, the principal amount of the series of subordinated debt securities that corresponds to the relevant series of capital securities will bear cash interest at a rate equal to the distribution rate on the corresponding series of capital securities, payable semi-annually on the distribution date of such capital securities.

The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the case that any date on which interest is payable on the junior subordinated debt securities is not a business day, then payment of the interest payable on that date will be made on the next succeeding business day, and no interest or other payment shall be paid in respect of the delay, but if that business day is in the next succeeding calendar year, then that payment shall be made on the immediately preceding business day, with the same force and effect as if made on that date.

Option to Defer Interest Payment

We will have the right under each of the junior indentures to defer the payment of interest on the applicable junior subordinated debt securities issued thereunder at any time or from time to time. Each junior indenture provides that while a deferral period is in effect with respect to the series of junior subordinated debt securities that it governs we may not, among other things, make interest payments on the other series of junior subordinated debt securities. As a result, we will not defer interest payments on one series of junior subordinated debt securities without also deferring interest payments on the other series. We may not defer interest payments on any series of junior subordinated debt securities for any period of time that exceeds five years with respect to any deferral period or that extends beyond the applicable maturity date. Any deferral period must end on an interest payment date. Deferred payments of interest to which you are entitled will accrue additional interest, compounded quarterly prior to the series A stock purchase date in the case of the series A capital securities, the series B stock purchase date in the case of the series B capital securities, the series C stock purchase date in the case of the series C capital securities or the series D stock purchase date in the case of the series D capital securities, and semi-annually thereafter, from the relevant payment date for payments of interest during any deferral period, at the rate borne by the applicable series of junior subordinated debt securities at such time, to the extent permitted by applicable law. At the end of a deferral period, we must pay all interest then accrued and unpaid, together with interest on the accrued and unpaid interest, to the extent permitted by applicable law. During any deferral period, interest will continue to accrue and holders of junior subordinated debt securities or of capital securities of the corresponding series that are outstanding will be required to accrue such deferred interest income on a constant-yield basis (in the form of original issue discount) for United States federal income tax purposes prior to the receipt of cash attributable to such income, regardless of the method of accounting used by the holders.

Prior to the termination of any deferral period, we may extend such deferral period, provided that such extension does not:

•	cause such extended deferral period to exceed the maximum deferral period;

•	end on a date other than an interest payment date; or

•	extend beyond the applicable maturity date of the relevant series of junior subordinated debt securities.

Upon the termination of any deferral period, or any extension of the related deferral period, and the payment of all amounts then due, we may begin a new deferral period, subject to the limitations described above. No interest shall be due and payable during a deferral period except at the end thereof. We must give the trustee notice of our election to begin or extend a deferral period with respect to a series of junior subordinated debt securities at least five business days prior to the earlier of:

•	the date distributions on the related capital securities would have been payable except for the election to begin or extend the deferral period; or

•
the date the relevant trust is required to give notice to any stock exchange or any other applicable self-regulatory organization or to holders of the corresponding capital securities of the record date or the date distributions are payable, and in any event not less than five business days prior to such record date; provided that in no event shall such notice of our election be sent more than 15 business days prior to the date on which payment of all amounts then due is scheduled to occur.

The relevant trustee shall give notice of our election to begin or extend a deferral period with respect to a series of junior subordinated debt securities to the holders of the corresponding series of capital securities. Subject to the foregoing limitations, there is no limitation on the number of times that we may begin or extend a deferral period.

As described under “— Restrictions on Certain Payments, Including on Deferral of Interest,” during any such deferral period we will be restricted from making certain payments, including declaring or paying any dividends or making any distributions on, or redeeming, purchasing, acquiring or making a liquidation payment with respect to, shares of our capital stock.

Additional Interest

If at any time any trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature, other than withholding taxes, imposed by the United States or any other taxing authority, then Citigroup will be required to pay additional interest on the relevant junior subordinated debt securities. The amount of any additional interest will be an amount sufficient so that the net amounts received and retained by the relevant trust after paying any such taxes, duties, assessments or other governmental charges will be not less than the amounts such trust would have received had no such taxes, duties, assessments or other governmental charges been imposed. This means that each trust will be in the same position it would have been if it did not have to pay such taxes, duties, assessments or other charges.

Restrictions on Certain Payments, Including on Deferral of Interest

If:

•	there shall have occurred and be continuing a default with respect to a series of junior subordinated debt securities;

•	a series of junior subordinated debt securities is held by the relevant trust and we shall be in default relating to our payment of any obligations under the relevant guarantee; or

•	we shall have given notice of our election to defer payments of interest on a series of junior subordinated debt securities and such period, or any extension of such period, shall be continuing;

then:

•
Citigroup Inc. and its subsidiaries shall not declare or pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to, any of its capital stock or make any guarantee payment with respect thereto other than

•
purchases, redemptions or other acquisitions of shares of capital stock of Citigroup Inc. in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants;

•
purchases of shares of common stock of Citigroup Inc. pursuant to a contractually binding requirement to buy stock existing prior to the commencement of the extension period, including under a contractually binding stock repurchase plan;

•	as a result of an exchange or conversion of any class or series of Citigroup Inc.’s capital stock for any other class or series of Citigroup Inc.’s capital stock;

•
the purchase of fractional interests in shares of Citigroup Inc.’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or

•	purchase of Citigroup’s capital stock in connection with the distribution thereof; and

•
Citigroup Inc. and its subsidiaries shall not make any payment of interest, principal or premium on, or repay, purchase or redeem, any debt securities or guarantees issued by Citigroup Inc. that rank equally with or junior to the junior subordinated debt securities, other than

•
any payment of current or deferred interest on securities that rank equally with the junior subordinated debt securities that is made pro rata to the amounts due on such securities (including the junior subordinated debt securities), and

•	any payments that, if not made, would cause us to violate the terms of the instrument governing such debt securities or guarantees.

These restrictions, however, will not apply to any stock dividends paid by Citigroup Inc. where the dividend stock is the same stock as that on which the dividend is being paid.

Subordination

Our obligations to pay interest on, premium (if any), and principal of the junior subordinated debt securities are subordinate and junior in right of payment to all our existing and future “senior indebtedness.” In this document, the term “senior indebtedness” means any obligation of Citigroup to its creditors, whether now outstanding or subsequently incurred, including the following:

•
the principal, premium, if any, and interest in respect of (a) indebtedness for money borrowed and (b) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by Citigroup Inc. including all indebtedness (whether now or hereafter outstanding) issued under the senior debt indenture, dated as of March 15, 1987, between Citigroup Inc. and The Bank of New York, as trustee, in case as the same may be amended, modified, or supplemented from time to time, and the subordinated debt indenture, dated as of April 12, 2001, between Citigroup Inc. and J.P. Morgan Trust Company, National Association, as trustee, in case as the same may be amended, modified or supplemented from time to time;

•	all capital lease obligations of Citigroup Inc.;

•
all obligations of Citigroup Inc. issued or assumed as the deferred purchase price of property, all conditional sale obligations of Citigroup Inc. and all obligations of Citigroup Inc. under any conditional sale or title retention agreement, but excluding trade accounts payable arising in the ordinary course of business;

•	all obligations, contingent or otherwise, of Citigroup Inc. in respect of any letters of credit, bankers acceptance, security purchase facilities or similar credit transactions;

•
all obligations of Citigroup Inc. in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements;

•	all obligations of the type referred to above of other persons for the payment of which Citigroup Inc. is responsible or liable as obligor, guarantor or otherwise; and

•	all obligations of the type referred to above of other persons secured by any lien on any property or asset of Citigroup Inc., whether or not such obligation is assumed by Citigroup;

except that senior indebtedness will not include:

•	any other indebtedness (whether now or hereafter outstanding) issued to a Citigroup Trust under this indenture;

•
any indebtedness issued to a Citigroup Trust under the indenture, dated as of October 7, 1996, between Citigroup Inc. and JPMorgan Chase Bank, as trustee, as the same has been or may be amended, modified or supplemented from time to time (the “prior junior subordinated debt indenture”);

•
any indebtedness issued to a Citigroup Trust under the indenture, dated as of June 30, 2006, between Citigroup Inc. and JPMorgan Chase Bank, National Association, as trustee, as the same has been or may be amended, modified or supplemented from time to time (the “First ETruPS junior subordinated debt indenture”);

•
any indebtedness (whether now or hereafter outstanding) issued to a Citigroup Trust under the indenture, dated as of June 28, 2007, between Citigroup Inc. and The Bank of New York, as trustee, as the same has been or may be amended, modified or supplemented from time to time (together with the First ETruPS junior subordinated debt indenture, the “ETruPS junior subordinated debt indentures”);

•
any guarantee entered into by Citigroup Inc. in respect of any preferred securities, capital securities or preference stock of a Citigroup Trust to which Citigroup Inc. issued any indebtedness under this indenture, the prior junior subordinated debt indenture or the ETruPS junior subordinated debt indentures;

•
any indebtedness or any guarantee that is by its terms subordinated to, or ranks equally with, the junior subordinated debt securities and the issuance of which does not at the time of issuance prevent the junior subordinated debt securities from qualifying for Tier 1 capital treatment (irrespective of any limits on the amount of Citigroup’s Tier 1 capital) under the applicable capital adequacy guidelines, regulations, policies, published interpretations, or the concurrence or approval of the Federal Reserve; and

•	trade accounts payable and other accrued liabilities arising in the ordinary course of business.

“Citigroup Trust” means each of Citigroup Capital II, Citigroup Capital III, Citigroup Capital VII, Citigroup Capital VIII, Citigroup Capital IX, Citigroup Capital X, Citigroup Capital XI, Citigroup Capital XII, Citigroup Capital XIII, Citigroup Capital XIV, Citigroup Capital XV, Citigroup Capital XVI, Citigroup Capital XVII, Citigroup Capital XVIII, Citigroup Capital XIX and Citigroup Capital XX or any other similar trust created for the purpose of issuing preferred securities or enhanced trust preferred securities (ETruPS) in connection with the issuances of junior subordinated debt securities under the indenture, the prior junior subordinated debt indenture or the ETruPS junior subordinated debt indentures.

Such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

The junior subordinated debt securities will rank senior to all of Citigroup’s equity securities, including preferred stock, all of Citigroup’s indebtedness (whether now or hereafter outstanding) issued under the ETruPS junior subordinated debt indentures and any indebtedness that is by its terms subordinated to, or ranks equally with, the indebtedness under the ETruPS junior subordinated debt indentures.

The indenture does not limit the aggregate amount of Senior Indebtedness that may be issued by Citigroup. The junior subordinated debt securities are also subordinate and junior in liquidation, and in the priority of periodic payments of interest or premium (if any), to any non-deferrable debt of Citigroup Inc. As of September 30, 2007, the outstanding secured and senior debt of Citigroup Inc. with respect to money borrowed was approximately $● million, excluding all of the liabilities of our subsidiaries. All liabilities of our subsidiaries including trade accounts payable and accrued liabilities arising in the ordinary course of business are structurally senior to our junior subordinated debt securities.

If we default in the payment of any principal or premium (if any) or interest on any senior debt when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default is cured or waived or ceases to exist, Citigroup Inc. will make no direct or indirect payment (in cash, property, securities, by set-off or otherwise) in respect of the principal of, or interest on, the junior subordinated debt securities or in respect of any redemption, retirement or purchase of any of the junior subordinated debt securities.

In the event of the acceleration of the maturity of any junior subordinated debt securities, the holders of all senior debt outstanding at the time of such acceleration will first be entitled to receive payment in full of all amounts due on the senior debt before the holders of the junior subordinated debt securities will be entitled to receive any payment of principal of, or interest on, the junior subordinated debt securities.

If any of the following events occurs, we will pay in full all principal of (or premium, if any), or interest on any senior debt before it makes any payment or distribution under the junior subordinated debt securities, whether in cash, securities or other property, to any holder of junior subordinated debt securities:

•	any dissolution or winding-up or liquidation or reorganization of Citigroup, whether voluntary or involuntary or in bankruptcy, insolvency or receivership; or

•	any general assignment by Citigroup Inc. for the benefit of creditors.

In such event, any payment or distribution under the junior subordinated debt securities, whether in cash, securities or other property, which would otherwise (but for the subordination provisions) be payable or deliverable in respect of the junior subordinated debt securities, will be paid or delivered directly to the holders of senior debt in accordance with the priorities then existing among such holders until all senior debt has been paid in full. If any payment or distribution under a series of junior subordinated debt securities is received by the trustee in contravention of any of the terms of the applicable junior indenture and before all the senior debt has been paid in full, such payment or distribution or security will be received in trust for the benefit of, and paid over or delivered and transferred to, the holders of the senior debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all senior debt remaining unpaid to the extent necessary to pay all such senior debt in full.

We may elect at any time that we have not deferred interest on the junior subordinated debt securities that our obligations under any or all series of junior subordinated debt securities and under our guarantee of the corresponding series of capital securities shall become senior obligations instead of subordinated obligations. We will not be entitled to defer distributions on any junior subordinated securities as to which we have made such election.

Events of Default, Waiver and Notice

An “event of default,” when used in a junior indenture with respect to the applicable series of junior subordinated debt securities, means any of the following:

•
failure to pay in full interest accrued on any junior subordinated debt security of such series upon the conclusion of a period consisting of 20 consecutive quarters commencing with the earliest quarter for which interest (including interest accrued on deferred payments) has not been paid in full and continuance of such failure to pay for a period of 30 days; or

•	specified events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of Citigroup Inc.

If an event of default under a junior indenture occurs and continues with respect to a series of junior subordinated debt securities, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding junior subordinated debt securities of that series may declare the entire principal of and all accrued but unpaid interest on the outstanding junior subordinated debt securities of that series to be due and payable immediately. If the trustee or the holders of the junior subordinated debt securities of that series do not make such declaration and that series of junior subordinated debt securities is held by the relevant trust, the relevant property trustee or the holders of at least 25% in aggregate liquidation amount of the corresponding series of capital securities shall have such right.

If such a declaration occurs, the holders of a majority of the aggregate principal amount of the outstanding junior subordinated debt securities of that series can, subject to certain conditions (including, if that series of junior subordinated debt securities is held by the relevant trust, the consent of the holders of at least a majority in aggregate liquidation amount of the corresponding series of capital securities), rescind the declaration. If the holders of junior subordinated debt securities of such series do not so rescind such declaration and such junior subordinated debt securities are held by a trust or trustee of such trust, the holders of at least a majority in aggregate liquidation amount of the corresponding series of capital securities shall have such right.

The holders of a majority in aggregate principal amount of the outstanding junior subordinated debt securities of a series may, on behalf of all holders of the outstanding junior subordinated debt securities of such series, waive any past default with respect to such series, except:

•	a default in payment of principal or interest; or

•
a default under any provision of the applicable junior indenture which itself cannot be modified or amended without the consent of the holder of each outstanding junior subordinated debt security of such series.

If junior subordinated debt securities of a series as to which an event of default has occurred and is continuing are held by the relevant trust, any such waiver shall require a consent of the holders of at least a majority in aggregate liquidation amount of the corresponding series of capital securities. If the holders of the junior subordinated debt securities of such series do not waive such default, the holders of a majority in aggregate liquidation amount of the corresponding series of capital securities shall have such right.

The holders of a majority in principal amount of the affected junior subordinated debt securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee under the junior indenture.

We are required to file an officers’ certificate with the trustee each year that states, to the knowledge of the certifying officer, whether or not any defaults exist under the terms of any junior indenture.

If junior subordinated debt securities are held by the relevant trust, a holder of the corresponding series of capital securities may institute a direct action if we fail to make interest or other payments on such junior subordinated debt securities when due, taking into account any extension period. A direct action may be brought without first:

•	directing the relevant property trustee to enforce the terms of such junior subordinated debt securities; or

•	suing us to enforce the relevant property trustee’s rights under such junior subordinated debt securities.

This right of direct action cannot be amended in a manner that would impair the rights of the holders of the corresponding series of capital securities thereunder without the consent of all holders of the affected series of capital securities.

Consolidation, Merger and Sale of Assets

Each junior indenture provides that we will not consolidate or merge with another corporation or convey, transfer or lease our assets substantially as an entirety unless:

•
the successor is a corporation organized in the United States and expressly assumes the due and punctual payment of the principal of, and premium, if any, and interest on all junior subordinated debt securities issued thereunder and the performance of every other covenant of the indenture on the part of Citigroup; and

•	immediately thereafter no default and no event which, after notice or lapse of time, or both, would become a default, shall have happened and be continuing.

Upon any such consolidation, merger, conveyance or transfer, the successor corporation shall succeed to and be substituted for Citigroup under the indenture. Thereafter the predecessor corporation shall be relieved of all obligations and covenants under the junior indenture and the junior subordinated debt securities.

Modification and Waiver

We and the trustee may modify any junior indenture in a manner that affects the interests or rights of the holders of junior debt securities with the consent of the holders of at least a majority in aggregate principal amount of the outstanding junior debt securities of each affected series issued under the junior indenture. No such modification may, without the consent of the holder of each security so affected:

•	change the fixed maturity of any such securities;

•	except as expressly provided herein in connection with a successful remarketing, reduce the rate of interest on such securities;

•	reduce the principal amount of such securities or the premium, if any, on such securities;

•	reduce the amount of the principal of any securities issued originally at a discount;

•	change the currency in which any such securities are payable;

•	modify the subordination of the subordinated debt securities issued under that indenture in a manner adverse to the holders of the subordinated debt securities; or

•	impair the right to sue for the enforcement of any such payment on or after the maturity of such securities.

In addition, no such modification may:

•	reduce the percentage of securities referred to above whose holders need to consent to the modification without the consent of such holders; or

•	change, without the written consent of the trustee, the rights, duties or immunities of the trustee.

If junior subordinated debt securities are held by a trust or a trustee of a trust, a supplemental indenture that affects the interests or rights of the holders of debt securities will not be effective until the holders of not less than a majority in liquidation preference of the capital securities and common securities of the applicable trust, collectively, have consented to the supplemental indenture; provided, further, that if the consent of the holder of each outstanding junior subordinated debt security is required, the supplemental indenture will not be effective until each holder of the capital securities and the common securities of the applicable trust has consented to the supplemental indenture.

The junior indentures permit the holders of at least a majority in aggregate principal amount of the outstanding junior subordinated debt securities of any series issued under the junior indenture that is affected by the modification or amendment to waive our compliance with certain covenants contained in the junior indentures.

Payment and Paying Agents

If junior subordinated debt securities of a series are distributed to holders of the corresponding series of capital securities in liquidation of the holders’ interests in the relevant trust, we will appoint a paying agent from whom holders of such capital securities can receive payment of the principal, interest or premium on the junior subordinated debt securities. Notwithstanding the foregoing, at our option, payment of any interest may be made by check mailed to the address of the person entitled thereto as such address appears in the security register.

All moneys paid by us to a paying agent for the payment of the principal, interest or premium on any debt security that remain unclaimed at the end of two years after such principal, interest or premium has become due and payable will be repaid to us upon request, and the holder of such debt security thereafter may look only to us for payment thereof.

Denominations

The junior subordinated debt securities will be issued only in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 thereafter.

Governing Law

The junior indentures and debt securities will be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to its principles of conflicts of laws.

DESCRIPTION OF THE GUARANTEES

This summary contains a description of the material terms of the guarantees but is not necessarily complete.

We will execute and deliver a guarantee for the benefit of the holders of each of the series of trust preferred securities. Each guarantee will be held by the guarantee trustee for the benefit of holders of the trust preferred securities to which it relates.

In respect of each trust, the following payments on its capital securities, also referred to as the “guarantee payments,” if not fully paid by such trust, will be paid by us under the applicable guarantee, without duplication:

•	any accumulated and unpaid distributions required to be paid on such capital securities, to the extent such trust has funds available to make the payment;

•	the redemption price for any of such capital securities called for redemption, to the extent such trust has funds available to make the payment; and

•
upon a voluntary or involuntary dissolution, winding-up or liquidation of such trust, other than in connection with a distribution of the relevant series of junior subordinated debt securities to the holders of such capital securities, the lesser of:

(1)
the aggregate of the liquidation amount and all accumulated and unpaid distributions on such series of capital securities to the date of payment, to the extent such trust has funds available to make the payment; and

(2)	the amount of assets of such trust remaining available for distribution to holders of such capital securities upon liquidation of such trust.

Our obligation to make a guarantee payment may be satisfied by direct payment of the required amounts by us to the holders of the applicable series of capital securities or by causing the relevant trust to pay the amounts to the holders.

If we do not make a required payment on a series of junior subordinated debt securities, the relevant trust will not have sufficient funds to make the related payment on the corresponding series of capital securities. The guarantee related to a series of capital securities does not cover payments on such series of capital securities when the relevant trust does not have sufficient funds to make these payments. If we do not pay any amounts on a series of junior subordinated debt securities when due, holders of the capital securities of the corresponding series will have to rely on the enforcement by the relevant property trustee of such trustee’s rights as registered holder of such junior subordinated debt securities, or proceed directly against us for payment of any amounts due on such junior subordinated debt securities.

Our obligations under the guarantee related to a series of capital securities are unsecured and are subordinate to and junior in right of payment to all of our existing and future secured and senior debt, and rank equal in right of payment with the guarantee for the other series of capital securities and with all other similar guarantees issued by us.

Each guarantee will be qualified as an indenture under the Trust Indenture Act. ● will be the guarantee trustee under each guarantee for purposes of the Trust Indenture Act. Each guarantee will constitute a guarantee of payment with respect to the related trust preferred securities from the time of issuance of the trust preferred securities.

Effect of Obligations under a Series of Junior Subordinated Debt Securities and the Related Guarantee

As provided in each trust agreement, the sole purpose of each trust is to issue the relevant trust securities evidencing undivided beneficial interests in the assets of such trust, and to invest the proceeds from the issuance and sale in the relevant series of junior subordinated debt securities and engage in only those activities that are necessary or incidental to the foregoing.

As long as payments of interest and other payments are made when due on a series of junior subordinated debt securities, those payments will be sufficient to cover distributions and payments due on the corresponding series of trust securities because of the following factors:

•	the aggregate principal amount of such junior subordinated debt securities will be equal to the sum of the aggregate liquidation amount of such trust securities;

•
the interest rate and the interest and other payment dates on such junior subordinated debt securities will match the distribution rate and distribution and other payment dates for such trust securities;

•
we shall pay, and the relevant trust shall not be obligated to pay, directly or indirectly, any costs, expenses, debts and obligations of such trust, other than with respect to such trust securities; and

•
each trust agreement further provides that the relevant trustee shall not take or cause or permit the relevant trust to, among other things, engage in any activity that is not consistent with the purposes of such trust.

Distributions, to the extent funds are available, and other payments due on each series of capital securities, to the extent funds are available, are guaranteed by us as and to the extent described below. If we do not make interest payments on a series of junior subordinated debt securities purchased by a trust, such trust will not have sufficient funds to pay distributions on the corresponding series of capital securities. The guarantee of such capital securities does not apply to any payment of distributions unless and until such trust has sufficient funds for the payment of such distributions.

Notwithstanding the above, if an event of default under a trust agreement has occurred and is continuing and that event is attributable to our failure to pay interest on or principal of the relevant series of junior subordinated debt securities on the date that interest or principal is otherwise payable, then a holder of capital securities of the corresponding series may directly institute a proceeding against us for payment. We, under the guarantee of the applicable series of capital securities, acknowledge that the guarantee trustee shall enforce such guarantee on behalf of the holders of the applicable series of capital securities. If we fail to make payments under the guarantee of the applicable series of capital securities, such guarantee provides a mechanism enabling the holders of the applicable series of capital securities to direct the guarantee trustee to enforce its rights under such guarantee. Notwithstanding the above, if we fail to make a payment under the guarantee of a series of capital securities, any holder of the applicable series of capital securities may institute a legal proceeding directly against us to enforce its rights under such guarantee without first instituting a legal proceeding against the relevant trust, the guarantee trustee, or any other person or entity.

The guarantee of a series of capital securities, when taken together with our obligations under the applicable junior indenture and the applicable trust’s obligations under the relevant trust agreement, including the obligations to pay costs, expenses, debts and liabilities of such trust, other than with respect to its trust securities, has the effect of providing a full and unconditional guarantee of all amounts due on the applicable series of capital securities.

We will also agree separately, through guarantees of the common securities, to irrevocably and unconditionally guarantee the obligations of the trusts with respect to the common securities to the same extent as guarantees of the preferred securities. However, upon an event of default under the applicable junior indenture, holders of capital securities will have priority over holders of common securities with respect to distributions and payments on liquidation, redemption or otherwise.

Subordination

Our obligation under each guarantee to make the guarantee payments will be an unsecured obligation of Citigroup Inc. and will rank:

•
subordinate and junior in right of payment to all of our other liabilities, including the junior subordinated debt securities, except those obligations or liabilities ranking equal or subordinate to the guarantees by their terms;

•	equally with any other securities, liabilities or obligations that may have equal ranking by their terms; and

•	senior to all of our common stock.

The terms of the capital securities provide that each holder of capital securities, by accepting the capital securities, agrees to the subordination provisions and other terms of the guarantee related to subordination.

Each guarantee will constitute a guarantee of payment and not of collection. This means that the holder of capital securities may institute a legal proceeding directly against Citigroup Inc. to enforce its rights under the guarantee without first instituting a legal proceeding against any other person or entity.

Each guarantee will be unsecured and, because Citigroup is principally a holding company, will be effectively subordinated to all existing and future liabilities of Citigroup’s subsidiaries. The guarantees do not limit the incurrence or issuance of other secured or unsecured debt by Citigroup

Amendment and Assignment

For any changes that materially and adversely affect the rights of holders of the related capital securities, each guarantee may be amended only if there is prior approval of the holders of more than 50% in liquidation amount of the outstanding capital securities issued by the applicable trust. All guarantees and agreements contained in each guarantee will bind the successors, assigns, receivers, trustees and representatives of ours and will inure to the benefit of the holders of the related capital securities of the applicable trust then outstanding.

Termination

Each guarantee will terminate and will have no further force and effect as to the related capital securities upon:

•	distribution of junior subordinated debt securities to the holders of all capital securities of the applicable trust; or

•	full payment of the amounts payable upon liquidation of the applicable trust.

Each guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any holder of the related capital securities must restore payment of any sums paid with respect to the capital securities or under the guarantee.

Events of Default

Each guarantee provides that an event of default under a guarantee occurs upon our failure to perform any of our obligations under the applicable guarantee. The holders of a majority or more in liquidation amount of the capital securities to which any guarantee relates may direct the time, method and place of conducting any proceeding for any remedy available to the guarantee trustee with respect to the guarantee or may direct the exercise of any trust or power conferred upon the guarantee trustee in respect of the guarantee.

If the guarantee trustee fails to enforce the guarantee, any holder of the related capital securities may institute a legal proceeding directly against us to enforce the holder’s rights under such guarantee without first instituting a legal proceeding against the trust, the guarantee trustee or any other person or entity.

Furthermore, if we fail to make a guarantee payment, a holder of capital securities may directly institute a proceeding against us for enforcement of the capital securities guarantee for such payment.

The holders of a majority or more in liquidation amount of capital securities of any series may, by vote, on behalf of the holders of all the capital securities of the series, waive any past event of default and its consequences.

Information Concerning the Guarantee Trustee

Prior to an event of default with respect to any guarantee and after the curing or waiving of all events of default with respect to the guarantee, the guarantee trustee may perform only the duties that are specifically set forth in the guarantee.

Once a guarantee event of default has occurred and is continuing, the guarantee trustee is to exercise, with respect to the holder of the capital securities of the series, the same degree of care as a prudent individual would exercise in the conduct of his or her own affairs. Unless the guarantee trustee is offered reasonable indemnity against the costs, expenses and liabilities that may be incurred by the guarantee trustee by a holder of the related capital securities, the guarantee trustee is not required to exercise any of its powers under any guarantee at the request of the holder. Additionally, the guarantee trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties if the guarantee trustee reasonably believes that it is not assured repayment or adequate indemnity.

Governing Law

Each guarantee will be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to its principles of conflicts of laws.